Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2010

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com

Contacts:

Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of October 27, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010	11
Nine Months Ended September 30, 2009 and 2010	12

COMMERCIAL MARKETS
Income Statements	13
Property & Casualty Commercial
Operating Results	14
Underwriting Results	15
Group Benefits
Income Statements	16
Supplemental Data	17

CONSUMER MARKETS
Income Statements	18
Operating Results	19
Underwriting Results	20
Written and Earned Premiums	21

WEALTH MANAGEMENT
Operating Results	22
Deferred Policy Acquisition Costs and Present Value of Future Profits	23
Supplemental Data- Annuity Death and Income Benefits	24
Global Annuity
Income Statements	25
Supplemental Data
U.S.-Account Value Rollforward	26
International-Account Value Rollforward	27
Other-Account Value and Asset Rollforward	28
Life Insurance
Income Statements	29
Supplemental Data — Individual Life	30
Account Value Rollforward — Individual Life	31
Account Value and Account Value Rollforward — Private Placement Life Insurance	32
Retirement Plans
Income Statements	33
Supplemental Data
Assets Under Management and Administration	34
Account Value and Asset Rollforward	35
Mutual Funds
Income Statements	36
Supplemental Data
Deposits and Assets Under Management	37
Asset Rollforward	38

CORPORATE AND OTHER
Income Statements	39
Other Operations
Operating Results	40

INVESTMENTS
Investment Earnings Before-tax	41
Composition of Invested Assets	42
Unrealized Loss Aging	43
Invested Asset Exposures
As of September 30, 2010	44

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	The Company has changed its reporting segments effective for third quarter 2010 reporting. The segment changes reflect the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance. Accordingly, segment data for prior reporting periods has been adjusted to reflect the new segment reporting. As a result, the Company created three customer focused divisions: Commercial Markets, Consumer Markets and Wealth Management.
•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, specialty casualty coverages and third-party administrator services.
•	Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.
•	The Wealth Management division includes the reporting segments of Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. Global Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. and administers investments, retirement savings and other insurance and savings products to individuals and groups outside of the U.S., primarily in Japan and Europe. Life insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance owned by corporations and high net worth individuals. Retirement Plans provides products and services to corporations pursuant to Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and 529 college savings plans.
•	The Hartford includes in Corporate and Other the Company’s debt financing and related interest expense, as well as other capital raising activities, certain property and casualty insurance operations of The Hartford that have discontinued writing new business and includes substantially all of the Company’s asbestos and environmental exposures, banking operations and certain purchase accounting adjustments and other charges not allocated to the segments.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; other than temporary impairment losses recognized in AOCI; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.
•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.
•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.
•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on pages 2 and 2a.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages and 14 and 19, respectively.
•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages and 14 and 19, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of excluding net realized gains (losses), net of tax and DAC, excluded from core earnings. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes are important measures of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.
•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
•	Book value per diluted share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are excluded from net loss available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month		3 Month		SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change		Change		2009	2010	Change
HIGHLIGHTS
Net income (loss)	$(220)	$557	$319	$76	$666	NM		NM		$(1,444)	$1,061	NM
Core earnings	$660	$689	$545	$92	$710	8%		NM		$107	$1,347	NM
Total revenues [1]	$5,230	$6,440	$6,319	$3,336	$6,673	28%		100%		$18,261	$16,328	(11%)
Total assets	$316,720	$307,717	$317,282	$314,150	$313,926	(1%)		—

PER SHARE AND SHARES DATA [2]
Basic earnings per common share
Net income (loss) available to common shareholders	$(0.79)	$1.29	$(0.42)	$0.15	$1.48	NM		NM		$(4.52)	$1.30	NM
Core earnings available to common shareholders	$1.68	$1.64	$0.16	$0.18	$1.58	(6%)		NM		$0.13	$1.97	NM
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.79)	$1.19	$(0.42)	$0.14	$1.34	NM		NM		$(4.52)	$1.21	NM
Core earnings available to common shareholders	$1.56	$1.51	$0.14	$0.17	$1.43	(8%)		NM		$0.12	$1.82	NM
Weighted average common shares outstanding (basic)	356.1	382.7	393.7	443.9	444.1	88.0	sh	0.2	sh	334.1	427.2	93.1	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	382.5	416.2	428.5	480.2	495.3	112.8	sh	15.1	sh	343.6	461.1	117.5	sh
Common shares outstanding	383.0	383.0	443.9	444.1	444.4	61.4	sh	0.3	sh	383.0	444.4	61.4	sh
Book value per common share	$37.90	$38.92	$38.94	$41.29	$45.80	21%		11%
Per common share impact of AOCI	$(8.40)	$(8.64)	$(5.35)	$(3.10)	$0.44	NM		NM
Book value per common share (excluding AOCI)	$46.30	$47.56	$44.29	$44.39	$45.36	(2%)		2%

Book value per diluted share	$34.64	$35.96	$35.17	$38.16	$42.11	22%		10%
Per diluted share impact of AOCI	$(7.67)	$(7.99)	$(4.68)	$(2.79)	$0.39	NM		NM
Book value per diluted share (excluding AOCI)	$42.31	$43.95	$39.85	$40.95	$41.72	(1%)		2%
Common shares outstanding and dilutive potential common shares	419.1	414.5	507.3	495.0	496.5	77.4	sh	1.5	sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	(17.2%)	(8.4%)	0.2%	0.9%	6.1%	23.3		5.2
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	(1.0%)	3.8%	10.6%	7.4%	7.8%	8.8		0.4
Debt to capitalization, including AOCI	25.1%	24.6%	27.8%	25.9%	24.0%	(1.1)		(1.9)
Annualized investment yield, after-tax	2.9%	2.9%	3.0%	3.3%	3.1%	0.2		(0.2)		2.8%	3.1%	0.3

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively, and the nine months ended September 30, 2009 and 2010, respectively.

[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.

[3]	See page 10 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change

Property & Casualty Commercial	$258	$318	$242	$258	$300	16%	16%	$718	$800	11%
Group Benefits	85	79	50	34	44	(48%)	29%	192	128	(33%)

Commercial Markets core earnings	343	397	292	292	344	—	18%	910	928	2%

Consumer Markets core earnings (losses)	24	62	63	(15)	69	188%	NM	112	117	4%

Global Annuity [1]	381	251	209	(9)	259	(32%)	NM	(588)	459	NM

Life Insurance	34	37	48	60	85	150%	42%	91	193	112%

Retirement Plans	15	(1)	11	10	35	133%	NM	(33)	56	NM

Mutual Funds	11	17	26	22	19	73%	(14%)	17	67	NM

Wealth Management core earnings (losses) [1]	441	304	294	83	398	(10%)	NM	(513)	775	NM

Corporate and Other core losses [2][3]	(148)	(74)	(104)	(268)	(101)	32%	62%	(402)	(473)	(18%)

CONSOLIDATED
Core earnings	660	689	545	92	710	8%	NM	107	1,347	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings [4][5]	(880)	(132)	(226)	(16)	(44)	95%	(175%)	(1,551)	(286)	82%

Net income (loss)	$(220)	$557	$319	$76	$666	NM	NM	$(1,444)	$1,061	NM

PER SHARE DATA (6)
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$1.56	$1.51	$0.14	$0.17	$1.43	(8%)	NM	$0.12	$1.82	NM
Net income (loss) available to common shareholders	$(0.79)	$1.19	$(0.42)	$0.14	$1.34	NM	NM	$(4.52)	$1.21	NM

[1]	Includes the after-tax charges of $40 recorded in the nine months ended September 30, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[2]	Includes an after-tax charge of $32 for goodwill impairments in the nine months ended September 30, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010 and nine months ended September 30, 2010. Also, includes an after-tax charge of $100 for Goodwill impairments in the three months ended June 30, 2010 and nine months ended September 30, 2010.

[3]	Includes the after-tax restructuring charges of $22, $21 and $10 recorded in the three months ended September 30, 2009, December 31, 2009 and June 30, 2010, respectively.

[4]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[5]	Includes those net realized capital losses not included in core earnings (losses). See page 9 for further analysis.

[6]	See page 8 for the reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Earned premiums	$3,499	$3,504	$3,527	$3,506	$3,513	—	—	$10,920	$10,546	(3%)
Fee income	1,140	1,207	1,189	1,195	1,173	3%	(2%)	3,369	3,557	6%
Net investment income (loss):
Securities available-for-sale and other	1,049	1,041	1,060	1,153	1,083	3%	(6%)	2,990	3,296	10%
Equity securities, trading [1]	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM

Total net investment income (loss)	1,687	1,792	1,761	(1,496)	2,126	26%	NM	5,427	2,391	(56%)
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(760)	(645)	(340)	(292)	(146)	81%	50%	(1,546)	(778)	50%
OTTI losses recognized in other comprehensive income	224	211	188	184	31	(86%)	(83%)	472	403	(15%)

Net OTTI losses recognized in earnings	(536)	(434)	(152)	(108)	(115)	79%	(6%)	(1,074)	(375)	65%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(683)	240	(124)	119	(146)	79%	NM	(742)	(151)	80%

Total net realized capital gains (losses)	(1,219)	(194)	(276)	11	(261)	79%	NM	(1,816)	(526)	71%
Other revenues	123	131	118	120	122	(1%)	2%	361	360	—

Total revenues	5,230	6,440	6,319	3,336	6,673	28%	100%	18,261	16,328	(11%)

Benefits, losses and loss adjustment expenses	3,070	3,032	3,133	3,592	3,037	(1%)	(15%)	10,799	9,762	(10%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM
Amortization of deferred policy acquisition costs and present value of future profits	687	647	651	938	438	(36%)	(53%)	3,620	2,027	(44%)
Insurance operating costs and expenses	1,174	1,163	1,179	1,177	1,105	(6%)	(6%)	3,472	3,461	—
Interest expense	118	119	120	132	128	8%	(3%)	357	380	6%
Goodwill impairment	—	—	—	153	—	—	(100%)	32	153	NM

Total benefits and expenses	5,687	5,712	5,784	3,343	5,751	1%	72%	20,717	14,878	(28%)

Income (loss) before income taxes	(457)	728	535	(7)	922	NM	NM	(2,456)	1,450	NM

Income tax expense (benefit)	(237)	171	216	(83)	256	NM	NM	(1,012)	389	NM

Net income (loss)	(220)	557	319	76	666	NM	NM	(1,444)	1,061	NM

Less: Net realized capital losses, net of tax and DAC, excluded from core earnings [2]	(880)	(132)	(226)	(16)	(44)	95%	(175%)	(1,551)	(286)	82%

Core earnings	$660	$689	$545	$92	$710	8%	NM	$107	$1,347	NM

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED BALANCE SHEETS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2009	2009	2010	2010	2010	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$68,641	$71,153	$75,584	$77,132	$79,736	16%	3%
Fixed maturities, at fair value using the fair value option	—	—	—	—	564	NM	NM
Equity securities, trading, at fair value	33,463	32,321	32,053	30,183	32,495	(3%)	8%
Equity securities, available-for-sale, at fair value	1,397	1,221	1,153	1,103	1,168	(16%)	6%
Mortgage loans	6,328	5,938	5,162	4,673	4,684	(26%)	—
Policy loans, at outstanding balance	2,209	2,174	2,177	2,182	2,180	(1%)	—
Limited partnerships and other alternative investments	1,812	1,790	1,736	1,774	1,819	—	3%
Other investments	1,679	602	941	2,293	1,427	(15%)	(38%)
Short-term investments	13,910	10,357	8,545	8,731	9,517	(32%)	9%

Total investments	129,439	125,556	127,351	128,071	133,590	3%	4%
Cash	2,417	2,142	2,079	2,998	1,707	(29%)	(43%)
Premiums receivable and agents’ balances	3,482	3,404	3,402	3,371	3,370	(3%)	—
Reinsurance recoverables	5,604	5,384	5,179	5,485	5,242	(6%)	(4%)
Deferred policy acquisition costs and present value of future profits	11,040	10,686	10,270	9,689	9,386	(15%)	(3%)
Deferred income taxes	3,820	3,940	3,322	2,828	1,721	(55%)	(39%)
Goodwill	1,204	1,204	1,204	1,051	1,051	(13%)	—
Property and equipment, net	1,032	1,026	1,032	1,150	1,143	11%	(1%)
Other assets	2,724	3,981	3,245	4,624	2,497	(8%)	(46%)
Separate account assets	155,958	150,394	160,198	154,883	154,219	(1%)	—

Total assets	$316,720	$307,717	$317,282	$314,150	$313,926	(1%)	—

Future policy benefits, unpaid losses and loss adjustment expenses	$39,851	$39,631	$39,550	$40,008	$39,890	—	—
Other policyholder funds and benefits payable	47,996	45,852	45,388	46,394	45,889	(4%)	(1%)
Other policyholder funds and benefits payable -
International variable annuities	33,439	32,296	32,027	30,161	32,470	(3%)	8%
Unearned premiums	5,324	5,221	5,293	5,291	5,296	(1%)	—
Debt	5,835	5,839	6,872	6,600	6,603	13%	—
Consumer notes	1,193	1,136	834	452	384	(68%)	(15%)
Other liabilities	9,643	9,454	9,280	11,470	8,266	(14%)	(28%)
Separate account liabilities	155,958	150,394	160,198	154,883	154,219	(1%)	—

Total liabilities	299,239	289,823	299,442	295,259	293,017	(2%)	(1%)

Common equity, excluding AOCI	17,733	18,217	19,661	19,714	20,159	14%	2%
Preferred stock	2,940	2,960	556	556	556	(81%)	—
AOCI, net of tax	(3,217)	(3,312)	(2,377)	(1,379)	194	NM	NM

Total stockholders’ equity	17,456	17,865	17,840	18,891	20,909	20%	11%
Noncontrolling Interest	25	29	—	—	—	(100%)	—

Total equity	17,481	17,894	17,840	18,891	20,909	20%	11%

Total liabilities and equity	$316,720	$307,717	$317,282	$314,150	$313,926	(1%)	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2009	2009	2010	2010	2010	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$342	$343	$275	$—	$—	(100%)	—
Senior notes	3,778	3,779	4,877	4,879	4,880	29%	—
Junior subordinated debentures	1,715	1,717	1,720	1,721	1,723	—	—

Total debt [1]	$5,835	$5,839	$6,872	$6,600	$6,603	13%	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$17,733	$18,217	$19,661	$19,714	$20,159	14%	2%
Preferred stock	2,940	2,960	556	556	556	(81%)	—
AOCI, net of tax	(3,217)	(3,312)	(2,377)	(1,379)	194	NM	NM

Total stockholders’ equity	$17,456	$17,865	$17,840	$18,891	$20,909	20%	11%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$23,291	$23,704	$24,712	$25,491	$27,512	18%	8%

Total capitalization, excluding AOCI, net of tax	$26,508	$27,016	$27,089	$26,870	$27,318	3%	2%

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	25.1%	24.6%	27.8%	25.9%	24.0%	(1.1)	(1.9)

Total debt to capitalization, excluding AOCI	22.0%	21.6%	25.4%	24.6%	24.2%	2.2	(0.4)

Total rating agency adjusted debt to capitalization [2] [3] [4]	31.9%	31.9%	26.0%	29.7%	27.6%	(4.3)	(2.1)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,193, $1,136, $834, $452 and $384 as of September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.5 billion, $1.4 billion, $1.4 billion and $1.4 billion for the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

[3]	Effective June 30, 2010, due to a rating agency methodology change, total adjusted debt to capitalization reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. In addition, this methodology change now includes total AOCI. All periods prior to June 30, 2010 reflect 75% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction and reflect only the deferred pension losses component of AOCI. At September 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 3.9 percentage points and the impact of the AOCI change is (1.0) percentage points. At June 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 4.2 percentage points and the impact of the AOCI change is 0.3 percentage points.

[4]	Reflects 25% equity credit for the preferred stock of the CPP transaction and 100% equity credit for the mandatory convertible preferred stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2010	December 31, 2009
Statutory Capital and Surplus

Total Life	$7,557	$7,324

Total Property & Casualty	7,690	7,364

Life and P&C Statutory Capital and Surplus	$15,247	$14,688

GAAP Adjustments
Investment in subsidiaries	2,515	1,010
Deferred policy acquisition costs	9,385	10,686
Deferred taxes	(946)	900
Benefit reserves	(4,107)	(4,111)
Unrealized gains (losses) on investments, net of impairments	1,790	(3,272)
Asset valuation reserve and interest maintenance reserve	429	149
Goodwill	600	571
Non-admitted assets	1,323	1,393
Other, net	(1,070)	(875)

Life and P&C GAAP Stockholders’ Equity	$25,166	$21,139

HFSG Corporate GAAP Stockholders’ Equity	(4,257)	(3,245)

Total GAAP Stockholders’ Equity	$20,909	$17,894

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2009	2009	2010	2010	2010	Change	Change

Fixed maturities net unrealized gain (loss)	$(2,823)	$(2,416)	$(1,601)	$(819)	$389	NM	NM
Equities net unrealized loss	(3)	(73)	(29)	(92)	(42)	NM	54%
Other-than-temporary impairment losses recognized in AOCI	(176)	(224)	(192)	(171)	(127)	28%	26%
Net deferred gain on cash-flow hedging instruments	375	257	323	486	565	51%	16%

Total net unrealized gain (loss)	(2,627)	(2,456)	(1,499)	(596)	785	NM	NM
Foreign currency translation adjustments	279	199	163	240	404	45%	68%
Pension and other postretirement adjustment	(869)	(1,055)	(1,041)	(1,023)	(995)	(14%)	3%

Total accumulated other comprehensive income (loss)	$(3,217)	$(3,312)	$(2,377)	$(1,379)	$194	NM	NM

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2009	2009	2010	2010	2010	2009	2010
Numerator:
Net income (loss)	$(220)	$557	$319	$76	$666	$(1,444)	$1,061
Less: MCP preferred dividends	—	—	1	11	10	—	22
Less: CPP preferred dividends and accretion of discount	62	62	482	—	—	65	482

Net income (loss) available to common shareholders	(282)	495	(164)	65	656	(1,509)	557
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	10	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(282)	495	(164)	65	666	(1,509)	557

Net income (loss) available to common shareholders	(282)	495	(164)	65	656	(1,509)	557
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings [1]	(880)	(132)	(226)	(16)	(44)	(1,551)	(286)

Core earnings available to common shareholders	$598	$627	$62	$81	$700	$42	$843
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	10	—	22

Core earnings available to common shareholders and assumed conversion of preferred shares	598	627	62	81	710	42	865

Denominator:
Weighted average common shares outstanding (basic)	356.1	382.7	393.7	443.9	444.1	334.1	427.2
Dilutive effect of stock compensation	1.1	1.3	1.2	1.1	1.4	0.8	1.3
Dilutive effect of CPP Warrants [2]	25.3	32.0	32.3	32.6	29.0	8.7	31.3
Dilutive effect of Allianz warrants [3]	—	0.2	1.3	2.6	—	—	1.3

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	382.5	416.2	428.5	480.2	474.5	343.6	461.1
Dilutive effect of assumed conversion of MCP [4]	—	—	—	—	20.8	—	14.9

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	382.5	416.2	428.5	480.2	495.3	343.6	476.0

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.79)	$1.29	$(0.42)	$0.15	$1.48	$(4.52)	$1.30
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings, and MCP preferred dividends	(2.47)	(0.35)	(0.58)	(0.03)	(0.10)	(4.65)	(0.67)

Core earnings available to common shareholders	1.68	1.64	0.16	0.18	1.58	0.13	1.97

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$(0.79)	$1.19	$(0.42)	$0.14	$1.38	$(4.52)	$1.21
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	(0.04)	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(0.79)	1.19	(0.42)	0.14	1.34	(4.52)	1.21

Net income (loss) available to common shareholders	$(0.79)	$1.19	$(0.42)	$0.14	$1.38	$(4.52)	$1.21
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	—	0.03	—	—	0.12	—
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings	(2.35)	(0.32)	(0.53)	(0.03)	(0.10)	(4.52)	(0.62)

Core earnings available to common shareholders	1.56	1.51	0.14	0.17	1.48	0.12	1.83
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	(0.05)	—	(0.01)

Core earnings available to common shareholders and assumed conversion of preferred shares	1.56	1.51	0.14	0.17	1.43	0.12	1.82

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at March 31, 2010 and June 30, 2010, would have been convertible into 3.4 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month		SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change		2009	2010	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$59	$68	$(30)	$150	$88	49%	(41%	)	$(295)	$209	NM
Net impairment losses	(336)	(276)	(113)	(62)	(104)	69%	(68%	)	(684)	(282)	59%
Japanese fixed annuity contract hedges, net [1]	(5)	12	(10)	17	7	NM	(59%	)	18	14	(22%)
Results of variable annuity hedge program
GMWB derivatives, net	(132)	297	84	(235)	132	NM	NM		425	(19)	NM
Macro hedge program	(303)	(142)	(75)	193	(187)	38%	NM		(531)	(69)	87%

Total results of variable annuity hedge program	(435)	155	9	(42)	(55)	87%	(31%	)	(106)	(88)	17%
Other net gain (loss) [2]	(168)	(99)	(83)	(78)	20	NM	NM		(513)	(139)	73%

Total net realized capital gains (losses), after-tax and DAC	$(885)	$(140)	$(227)	$(15)	$(44)	95%	(193%	)	$(1,580)	$(286)	82%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(885)	$(140)	$(227)	$(15)	$(44)	95%	(193%	)	$(1,580)	$(286)	82%
Less: total net realized capital gains (losses) included in core earnings (losses)	(5)	(8)	(1)	1	—	100%	(100%	)	(29)	—	100%

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(880)	$(132)	$(226)	$(16)	$(44)	95%	(175%	)	$(1,551)	$(286)	82%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain (loss) of $(2) $(8), $3, $(8) and $(12) would have been recognized as an adjustment to this amount in the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively, and an estimated realized loss of $(2) and $(19) would have been recognized as an adjustment to this amount in the nine months ended September 30, 2009 and 2010, respectively.

[2]	Other net gain (loss) includes approximately $300 in losses related to a contingent obligation associated with the Allianz transaction, recorded in Corporate for the nine months ended September 30, 2009. Other net gain (loss) also includes losses on Japan 3 Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2009	2009	2010	2010	2010

Numerator [1]:
Net income (loss) available to common shareholders — last 12 months	$(2,323)	$(1,014)	$32	$126	$1,074
Core earnings (losses) available to common shareholders — last 12 months	$(174)	$669	$1,907	$1,380	$1,492

Denominator [2]:
Average common stockholders’ equity, including AOCI	13,536.5	12,086.5	12,850.0	14,706.0	17,712.5
Less: Average AOCI	(3,686.0)	(5,416.0)	(5,089.0)	(3,994.5)	(1,511.5)

Average common stockholders’ equity, excluding AOCI	17,222.5	17,502.5	17,939.0	18,700.5	19,224.0

ROE (net income (loss) last 12 months to common stockholders’ equity, including AOCI) [3]	(17.2%)	(8.4%)	0.2%	0.9%	6.1%
ROE (core earnings (losses) last 12 months to common stockholders’ equity, excluding AOCI) [3]	(1.0%)	3.8%	10.6%	7.4%	7.8%

[1]	For a reconciliation of net income (loss) to core earnings (losses), see page 8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are excluded from net loss available to common shareholders and core earnings (losses) available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate
	Commercial	Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	and Other	Consolidated

Three months ended September 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(63)	$(31)	$(94)	$(14)	$(925)	$(34)	$(88)	$—	$(1,047)	$(60)	$(1,215)
Less: Impacts of DAC	—	—	—	—	159	2	(12)	—	149	(4)	145
Less: Impacts of tax	(22)	(11)	(33)	(5)	(383)	(10)	(27)	—	(420)	(22)	(480)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(41)	$(20)	$(61)	$(9)	$(701)	$(26)	$(49)	$—	$(776)	$(34)	$(880)

Three months ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$148	$(53)	$95	$35	$(134)	$(30)	$(103)	$—	$(267)	$(47)	$(184)
Less: Impacts of DAC	—	—	—	—	15	(4)	(13)	—	(2)	(1)	(3)
Less: Impacts of tax	51	(19)	32	12	(36)	(10)	(31)	—	(77)	(16)	(49)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$97	$(34)	$63	$23	$(113)	$(16)	$(59)	$—	$(188)	$(30)	$(132)

Three months ended March 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(29)	$10	$(19)	$(5)	$(198)	$(27)	$(14)	$1	$(238)	$(10)	$(272)
Less: Impacts of DAC	—	—	—	—	(61)	—	(3)	—	(64)	1	(63)
Less: Impacts of tax	7	9	16	2	(8)	(3)	6	1	(4)	3	17

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(36)	$1	$(35)	$(7)	$(129)	$(24)	$(17)	$—	$(170)	$(14)	$(226)

Three months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$17	$23	$40	$3	$(110)	$59	$7	$—	$(44)	$16	$15
Less: Impacts of DAC	—	—	—	—	53	(7)	—	—	46	1	47
Less: Impacts of tax	5	9	14	1	(58)	23	3	(1)	(33)	2	(16)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$12	$14	$26	$2	$(105)	$43	$4	$1	$(57)	$13	$(16)

Three months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$9	$—	$9	$1	$(328)	$12	$2	$(1)	$(315)	$42	$(263)
Less: Impacts of DAC	—	—	—	—	(202)	(8)	10	—	(200)	2	(198)
Less: Impacts of tax	3	(2)	1	—	(42)	8	(3)	—	(37)	15	(21)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$6	$2	$8	$1	$(84)	$12	$(5)	$(1)	$(78)	$25	$(44)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.
The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate
	Commercial	Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	and Other	Consolidated

Nine months ended September 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(351)	$(68)	$(419)	$(85)	$(545)	$(118)	$(223)	$—	$(886)	$(378)	$(1,768)
Less: Impacts of DAC	—	—	—	—	570	(9)	(24)	—	537	(13)	524
Less: Impacts of tax	(117)	(24)	(141)	(28)	(399)	(36)	(70)	—	(505)	(67)	(741)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(234)	$(44)	$(278)	$(57)	$(716)	$(73)	$(129)	$—	$(918)	$(298)	$(1,551)

Nine months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(3)	$33	$30	$(1)	$(636)	$43	$(5)	$—	$(598)	$48	$(521)
Less: Impacts of DAC	—	—	—	—	(210)	(15)	7	—	(218)	4	(214)
Less: Impacts of tax	15	16	31	3	(108)	27	6	—	(75)	20	(21)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(18)	$17	$(1)	$(4)	$(318)	$31	$(18)	$—	$(305)	$24	$(286)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.
The impacts of tax are calculated at an effective tax rate of 35%, as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change

Earned premiums	$2,501	$2,498	$2,513	$2,477	$2,482	(1%)	—	$7,714	$7,472	(3%)
Fee income	10	11	13	12	15	50%	25%	30	40	33%
Net investment income	311	318	330	356	334	7%	(6%)	844	1,020	21%
Other revenues	85	88	75	80	82	(4%)	3%	246	237	(4%)
Net realized capital gains (losses)	(98)	92	(22)	38	5	NM	(87%)	(429)	21	NM

Total revenues	2,809	3,007	2,909	2,963	2,918	4%	(2%)	8,405	8,790	5%

Losses and loss adjustment expenses	1,547	1,478	1,690	1,645	1,599	3%	(3%)	4,984	4,934	(1%)
Amortization of deferred policy acquisition costs	361	358	356	355	353	(2%)	(1%)	1,096	1,064	(3%)
Insurance operating costs and other expenses	513	498	479	520	475	(7%)	(9%)	1,488	1,474	(1%)

Total benefits and expenses	2,421	2,334	2,525	2,520	2,427	—	(4%)	7,568	7,472	(1%)

Income before income taxes	388	673	384	443	491	27%	11%	837	1,318	57%

Income tax expense	106	213	127	125	139	31%	11%	205	391	91%

Net income	282	460	257	318	352	25%	11%	632	927	47%

Less: Net realized capital (losses) gains, after-tax, excluded from core earnings [1]	(61)	63	(35)	26	8	NM	(69%)	(278)	(1)	100%

Core earnings	$343	$397	$292	$292	$344	—	18%	$910	$928	2%

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,387	$1,399	$1,512	$1,388	$1,447	4%	4%	$4,316	$4,347	1%
Change in unearned premium reserve	(55)	(41)	88	(27)	8	NM	NM	(147)	69	NM

Earned premiums	1,442	1,440	1,424	1,415	1,439	—	2%	4,463	4,278	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes	888	856	891	855	888	—	4%	2,726	2,634	(3%)
Current accident year catastrophes	25	(2)	38	83	13	(48%)	(84%)	80	134	68%
Prior accident years [1]	(108)	(148)	(82)	(139)	(118)	(9%)	15%	(246)	(339)	(38%)

Total losses and loss adjustment expenses	805	706	847	799	783	(3%)	(2%)	2,560	2,429	(5%)

Underwriting expenses [2]	449	441	436	466	434	(3%)	(7%)	1,351	1,336	(1%)
Dividends to policyholders [3]	5	(5)	(8)	4	4	(20%)	—	15	—	(100%)

Underwriting results	183	298	149	146	218	19%	49%	537	513	(4%)

Net investment income	206	213	223	246	227	10%	(8%)	546	696	27%
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(2)	(2)	(2)	(3)	—	(50%)	(8)	(7)	13%
Other expenses [4]	(24)	(42)	(33)	(29)	(18)	25%	38%	(81)	(80)	1%
Income tax expense	(104)	(149)	(95)	(103)	(124)	(19%)	(20%)	(276)	(322)	(17%)

Core earnings	258	318	242	258	300	16%	16%	718	800	11%

Add: Net realized capital gains (losses), after-tax [5]	(41)	97	(36)	12	6	NM	(50%)	(234)	(18)	92%

Net income	$217	$415	$206	$270	$306	41%	13%	$484	$782	62%

[1]	The three months ended September 30, 2009 included $45 of reserve releases related to workers’ compensation claims, $24 of reserve releases related to professional liability claims and $14 of reserve releases related to general liability claims. The three months ended December 31, 2009 included $39 of reserve releases related to professional liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to general liability claims. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims and $10 of reserve releases related to general liability umbrella claims. The three months ended June 30, 2010 included $21 of general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $12 of reserve releases related to auto liability claims, a $25 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to general liability umbrella and high hazard claims and $17 of reserve releases related to programs business. The three months ended September 30, 2010 included $32 of reserve releases related to workers’ compensation claims, $27 of reserve releases related to general liability claims, $25 of reserve releases related to auto liability claims, $18 of reserve releases for package business and $10 of reserve releases related to general liability umbrella and high hazard claims.

[2]	The nine months ended September 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The nine months ended September 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[4]	The three months ended December 31, 2009 included a $2 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[5]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,387	$1,399	$1,512	$1,388	$1,447	4%	4%	$4,316	$4,347	1%
Change in unearned premium reserve	(55)	(41)	88	(27)	8	NM	NM	(147)	69	NM

Earned premiums	1,442	1,440	1,424	1,415	1,439	—	2%	4,463	4,278	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes	888	856	891	855	888	—	4%	2,726	2,634	(3%)
Current accident year catastrophes	25	(2)	38	83	13	(48%)	(84%)	80	134	68%
Prior accident years [1]	(108)	(148)	(82)	(139)	(118)	(9%)	15%	(246)	(339)	(38%)

Total losses and loss adjustment expenses	805	706	847	799	783	(3%)	(2%)	2,560	2,429	(5%)

Underwriting expenses [2]	449	441	436	466	434	(3%)	(7%)	1,351	1,336	(1%)
Dividends to policyholders [3]	5	(5)	(8)	4	4	(20%)	—	15	—	(100%)

Underwriting results	$183	$298	$149	$146	$218	19%	49%	$537	$513	(4%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.6	59.6	62.6	60.3	61.8	(0.2)	(1.5)	61.1	61.6	(0.5)
Current accident year catastrophes	1.8	(0.2)	2.7	5.9	0.9	0.9	5.0	1.8	3.1	(1.3)
Prior accident years [1] [4]	(7.5)	(10.3)	(5.8)	(9.9)	(8.2)	0.7	(1.7)	(5.5)	(7.9)	2.4

Total losses and loss adjustment expenses	55.9	49.1	59.5	56.4	54.5	1.4	1.9	57.3	56.8	0.5

Expenses	31.1	30.6	30.6	33.0	30.1	1.0	2.9	30.3	31.2	(0.9)
Policyholder dividends	0.3	(0.4)	(0.6)	0.3	0.3	—	—	0.3	—	0.3

Combined ratio	87.3	79.4	89.6	89.6	84.9	2.4	4.7	88.0	88.0	—

Catastrophes
Current year	1.8	(0.2)	2.7	5.9	0.9	0.9	5.0	1.8	3.1	(1.3)
Prior year	0.1	(0.4)	(0.3)	0.3	—	0.1	0.3	(0.4)	—	(0.4)

Catastrophe ratio	1.9	(0.6)	2.4	6.2	0.9	1.0	5.3	1.4	3.1	(1.7)

Combined ratio before catastrophes	85.5	80.0	87.2	83.5	84.0	1.5	(0.5)	86.5	84.9	1.6

Combined ratio before catastrophes and prior year development	93.1	89.8	92.7	93.6	92.2	0.9	1.4	91.7	92.8	(1.1)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Standard Commercial Lines Renewal Written Price Increases/(Decreases) [5]	(1%)	—	1%	1%	1%	2%	—	(1%)	1%	2%

Standard Commercial Lines Policy Count Retention [5]	80%	83%	85%	83%	83%	3%	—	80%	84%	4%

New Business Premium $	$269	$278	$297	$276	$279	4%	1%	$823	$852	4%

Standard Commercial Lines Policies in Force [5]	1,151,999	1,159,759	1,174,369	1,191,477	1,201,862	4%	1%

[1]	The three months ended September 30, 2009 included $45 of reserve releases related to workers’ compensation claims, $24 of reserve releases related to professional liability claims and $14 of reserve releases related to general liability claims. The three months ended December 31, 2009 included $39 of reserve releases related to professional liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to general liability claims. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims and $10 of reserve releases related to general liability umbrella claims. The three months ended June 30, 2010 included $21 of general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $12 of reserve releases related to auto liability claims, a $25 reduction in the allowance for uncollectible reinsurance, $27 of reserve re claims, $27 of reserve releases related to general liability claims, $25 of reserve releases related to auto liability claims, $18 of reserve releases for package business and $10 of reserve releases related to general liability umbrella and high hazard claims.

[2]	The nine months ended September 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The nine months ended September 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	Standard commercial lines consist of The Hartford’s small commercial and middle market lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
ASO fees	$10	$10	$10	$9	$10	—	11%	$30	$29	(3%)
Other fees	—	1	3	3	5	—	67%	—	11	—

Total fee income	10	11	13	12	15	50%	25%	30	40	33%

Direct premiums	1,046	1,047	1,079	1,060	1,036	(1%)	(2%)	3,202	3,175	(1%)
Reinsurance premiums	13	11	10	2	7	(46%)	NM	49	19	(61%)

Net premiums	1,059	1,058	1,089	1,062	1,043	(2%)	(2%)	3,251	3,194	(2%)

Total premiums and other considerations	1,069	1,069	1,102	1,074	1,058	(1%)	(1%)	3,281	3,234	(1%)

Net investment income
Net investment income on G/A assets	95	96	99	101	96	1%	(5%)	269	296	10%
Net investment income on assigned capital	10	9	8	9	11	10%	22%	29	28	(3%)

Total net investment income	105	105	107	110	107	2%	(3%)	298	324	9%
Net realized capital losses — core	(1)	(1)	(1)	—	(1)	—	—	(2)	(2)	—

Total core revenues	1,173	1,173	1,208	1,184	1,164	(1%)	(2%)	3,577	3,556	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	(31)	(53)	10	23	—	100%	(100%)	(68)	33	NM

Total revenues	1,142	1,120	1,218	1,207	1,164	2%	(4%)	3,509	3,589	2%

Benefits and Expenses
Benefits and losses
Death benefits	310	314	335	300	296	(5%)	(1%)	971	931	(4%)
Other contract benefits	456	461	460	445	479	5%	8%	1,369	1,384	1%
Change in reserve	(24)	(3)	48	101	41	NM	(59%)	84	190	126%

Total benefits and losses	742	772	843	846	816	10%	(4%)	2,424	2,505	3%

Other insurance expenses
Commissions & wholesaling expenses	159	138	144	138	139	(13%)	1%	427	421	(1%)
Operating expenses	131	132	133	129	127	(3%)	(2%)	409	389	(5%)
Premium taxes and other expenses	19	17	22	24	22	16%	(8%)	55	68	24%

Subtotal — expenses before deferral	309	287	299	291	288	(7%)	(1%)	891	878	(1%)
Deferred policy acquisition costs	(14)	(13)	(16)	(10)	(13)	7%	(30%)	(45)	(39)	13%

Total other insurance expense	295	274	283	281	275	(7%)	(2%)	846	839	(1%)
Amortization of deferred policy acquisition costs	16	16	16	15	15	(6%)	—	45	46	2%

Total benefits and expenses	1,053	1,062	1,142	1,142	1,106	5%	(3%)	3,315	3,390	2%
Core earnings before income taxes	120	111	66	42	58	(52%)	38%	262	166	(37%)
Income tax expense	35	32	16	8	14	(60%)	75%	70	38	(46%)

Core Earnings	85	79	50	34	44	(48%)	29%	192	128	(33%)
Net realized gains, net of tax and DAC, excluded from core earnings [1]	(20)	(34)	1	14	2	NM	(86%)	(44)	17	NM

Net income	$65	$45	$51	$48	$46	(29%)	(4%)	$148	$145	(2%)

After-Tax Profit as % of Revenues
Core earnings	7.2%	6.7%	4.3%	2.9%	3.8%	(3.4)	0.9	5.4%	3.7%	(1.7)
Net income	5.7%	4.0%	4.3%	4.0%	4.0%	(1.7)	—	4.2%	4.1%	(0.1)

[1]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$469	$471	$481	$469	$472	1%	1%	$1,463	$1,422	(3%)
Group life	528	526	512	514	513	(3%)	—	1,600	1,539	(4%)
Other	62	61	59	58	58	(6%)	—	188	175	(7%)

Total fully insured — ongoing premiums	$1,059	$1,058	$1,052	$1,041	$1,043	(2%)	—	$3,251	$3,136	(4%)

Total buyouts [1]	—	—	37	21	—	—	(100%)	—	58	—

Total premiums	1,059	1,058	1,089	1,062	1,043	(2%)	(2%)	3,251	3,194	(2%)
Group disability — premium equivalents [2]	102	100	96	98	101	(1%)	3%	298	295	(1%)

Total premiums and premium equivalent	$1,161	$1,158	$1,185	$1,160	$1,144	(1%)	(1%)	$3,549	$3,489	(2%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$56	$50	$120	$43	$37	(34%)	(14%)	$297	$200	(33%)
Group life	62	76	172	55	58	(6%)	5%	298	285	(4%)
Other	4	4	4	3	5	25%	67%	16	12	(25%)

Total fully insured — ongoing sales	122	130	296	101	100	(18%)	(1%)	611	497	(19%)

Total buyouts [1]	1	—	37	21	—	(100%)	(100%)	1	58	NM

Total sales	123	130	333	122	100	(19%)	(18%)	612	555	(9%)
Group disability premium equivalents [2]	7	13	54	12	18	157%	50%	94	84	(11%)

Total sales and premium equivalents	$130	$143	$387	$134	$118	(9%)	(12%)	$706	$639	(9%)

RATIOS [3]
Loss Ratio	69.4%	72.2%	75.7%	78.3%	77.1%	7.7	(1.2)	73.9%	77.0%	3.1
Expense Ratio	29.1%	27.1%	28.1%	28.1%	27.4%	(1.7)	(0.7)	27.2%	27.9%	0.7

GAAP RESERVES [4]
Group disability	$4,818	$4,821	$4,897	$4,996	$5,069	5%	1%
Group life	1,314	1,305	1,277	1,269	1,244	(5%)	(2%)
Other	86	88	85	83	82	(5%)	(1%)

Total GAAP reserves	$6,218	$6,214	$6,259	$6,348	$6,395	3%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 are net of reinsurance recoverables of $209, $213, $216, $199 and $200, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change

Earned premiums	$989	$1,002	$996	$995	$985	—	(1%)	$2,957	$2,976	1%
Net investment income	48	50	44	49	46	(4%)	(6%)	128	139	9%
Other revenues	38	44	43	40	40	5%	—	110	123	12%
Net realized capital gains (losses)	(15)	35	(5)	2	1	NM	(50%)	(87)	(2)	98%

Total revenues	1,060	1,131	1,078	1,086	1,072	1%	(1%)	3,108	3,236	4%

Losses and loss adjustment expenses	759	701	701	822	689	(9%)	(16%)	2,201	2,212	—
Amortization of deferred policy acquisition costs	171	169	168	168	167	(2%)	(1%)	505	503	—
Insurance operating costs and other expenses	116	133	124	123	118	2%	(4%)	342	365	7%

Total benefits and expenses	1,046	1,003	993	1,113	974	(7%)	(12%)	3,048	3,080	1%

Income (loss) before income taxes	14	128	85	(27)	98	NM	NM	60	156	160%
Income tax expense (benefit)	(1)	43	29	(14)	28	NM	NM	5	43	NM

Net income (loss)	15	85	56	(13)	70	NM	NM	55	113	105%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses)[1]	(9)	23	(7)	2	1	NM	(50%)	(57)	(4)	93%

Core earnings (losses)	$24	$62	$63	$(15)	$69	188%	NM	$112	$117	4%

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,049	$953	$943	$1,033	$1,014	(3%)	(2%)	$3,042	$2,990	(2%)
Change in unearned premium reserve	60	(49)	(53)	38	29	(52%)	(24%)	85	14	(84%)

Earned premiums	989	1,002	996	995	985	—	(1%)	2,957	2,976	1%

Losses and loss adjustment expenses
Current accident year before catastrophes	694	733	667	686	681	(2%)	(1%)	1,974	2,034	3%
Current accident year catastrophes	90	(14)	41	146	42	(53%)	(71%)	242	229	(5%)
Prior accident years [1]	(25)	(18)	(7)	(10)	(34)	(36%)	NM	(15)	(51)	NM

Total losses and loss adjustment expenses	759	701	701	822	689	(9%)	(16%)	2,201	2,212	—

Underwriting expenses [2]	240	237	241	241	238	(1%)	(1%)	710	720	1%

Underwriting results	(10)	64	54	(68)	58	NM	NM	46	44	(4%)

Net investment income	48	50	44	49	46	(4%)	(6%)	128	139	9%
Periodic net coupon settlements on credit derivatives, before-tax	(1)	—	—	(1)	—	100%	100%	(2)	(1)	50%
Other expenses [3]	(9)	(21)	(8)	(10)	(7)	22%	30%	(27)	(25)	7%
Income tax benefit (expense)	(4)	(31)	(27)	15	(28)	NM	NM	(33)	(40)	(21%)

Core earnings (losses)	24	62	63	(15)	69	188%	NM	112	117	4%

Add: Net realized capital gains (losses), after-tax [4]	(9)	23	(7)	2	1	NM	(50%)	(57)	(4)	93%

Net income (loss)	$15	$85	$56	$(13)	$70	NM	NM	$55	$113	105%

[1]
The three months ended September 30, 2009, December 31, 2009 and March 31, 2010 included reserve releases related to auto liability claims of $20, $24 and $17, respectively. The three months ended June 30, 2010 included reserve releases of $24 related to auto liability claims and a $5 reduction in the allowance for uncollectible reinsurance. The three months ended September 30, 2010 included $41 of reserve releases related to auto liability claims.

[2]
The nine months ended September 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes.

[3]	The three months ended December 31, 2009 included a $13 increase in litigation reserves.

[4]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,049	$953	$943	$1,033	$1,014	(3%)	(2%)	$3,042	$2,990	(2%)
Change in unearned premium reserve	60	(49)	(53)	38	29	(52%)	(24%)	85	14	(84%)

Earned premiums	989	1,002	996	995	985	—	(1%)	2,957	2,976	1%

Losses and loss adjustment expenses
Current accident year before catastrophes	694	733	667	686	681	(2%)	(1%)	1,974	2,034	3%
Current accident year catastrophes	90	(14)	41	146	42	(53%)	(71%)	242	229	(5%)
Prior accident years [1]	(25)	(18)	(7)	(10)	(34)	(36%)	NM	(15)	(51)	NM

Total losses and loss adjustment expenses	759	701	701	822	689	(9%)	(16%)	2,201	2,212	—

Underwriting expenses [2]	240	237	241	241	238	(1%)	(1%)	710	720	1%

Underwriting results	$(10)	$64	$54	$(68)	$58	NM	NM	$46	$44	(4%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	70.4	73.1	66.9	69.0	69.2	1.2	(0.2)	66.8	68.4	(1.6)
Current accident year catastrophes	9.1	(1.4)	4.2	14.6	4.3	4.8	10.3	8.2	7.7	0.5
Prior accident years [1] [3]	(2.5)	(1.8)	(0.8)	(0.9)	(3.5)	1.0	2.6	(0.5)	(1.7)	1.2

Total losses and loss adjustment expenses	76.9	69.9	70.4	82.6	70.0	6.9	12.6	74.5	74.4	0.1

Expenses	24.2	23.6	24.2	24.3	24.1	0.1	0.2	24.0	24.2	(0.2)

Combined ratio	101.2	93.5	94.6	106.9	94.1	7.1	12.8	98.5	98.5	—

Catastrophes
Current year	9.1	(1.4)	4.2	14.6	4.3	4.8	10.3	8.2	7.7	0.5
Prior year	(1.0)	(0.3)	(0.1)	0.5	0.7	(1.7)	(0.2)	0.3	0.4	(0.1)

Catastrophe ratio	8.1	(1.7)	4.0	15.0	5.1	3.0	9.9	8.5	8.0	0.5

Combined ratio before catastrophes	93.1	95.2	90.5	91.8	89.1	4.0	2.7	90.0	90.5	(0.5)

Combined ratio before catastrophes and prior year development	94.6	96.7	91.1	93.2	93.3	1.3	(0.1)	90.8	92.6	(1.8)

PRODUCT
Automobile	98.1	103.4	93.7	98.7	93.3	4.8	5.4	94.7	95.2	(0.5)
Homeowners	109.3	68.3	96.8	128.8	96.3	13.0	32.5	108.5	107.4	1.1

Total	101.2	93.5	94.6	106.9	94.1	7.1	12.8	98.5	98.5	—

[1]
The three months ended September 30, 2009, December 31, 2009 and March 31, 2010 included reserve releases related to auto liability claims of $20, $24 and $17, respectively. The three months ended June 30, 2010 included reserve releases of $24 related to auto liability claims and a $5 reduction in the allowance for uncollectible reinsurance. The three months ended September 30, 2010 included $41 of reserve releases related to auto liability claims.

[2]
The nine months ended September 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes. The three months ended December 31, 2009 included a $13 increase in litigation reserves.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$755	$672	$671	$752	$743	(2%)	(1%)	$2,199	$2,166	(2%)
Agency	280	264	258	267	258	(8%)	(3%)	797	783	(2%)
Other	14	17	14	14	13	(7%)	(7%)	46	41	(11%)

Total	$1,049	$953	$943	$1,033	$1,014	(3%)	(2%)	$3,042	$2,990	(2%)

EARNED PREMIUMS [1]

AARP	$712	$720	$715	$716	$712	—	(1%)	$2,124	$2,143	1%
Agency	261	266	266	264	259	(1%)	(2%)	783	789	1%
Other	16	16	15	15	14	(13%)	(7%)	50	44	(12%)

Total	$989	$1,002	$996	$995	$985	—	(1%)	$2,957	$2,976	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]
Automobile	$742	$682	$696	$719	$700	(6%)	(3%)	$2,195	$2,115	(4%)
Homeowners	307	271	247	314	314	2%	—	847	875	3%

Total	$1,049	$953	$943	$1,033	$1,014	(3%)	(2%)	$3,042	$2,990	(2%)

EARNED PREMIUMS [1]

Automobile	$717	$721	$713	$711	$698	(3%)	(2%)	$2,136	$2,122	(1%)
Homeowners	272	281	283	284	287	6%	1%	821	854	4%

Total	$989	$1,002	$996	$995	$985	—	(1%)	$2,957	$2,976	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	3%	4%	5%	6%	8%	5%	2%	3%	6%	3%
Homeowners	5%	7%	9%	9%	11%	6%	2%	5%	9%	4%

Policy Count Retention
Automobile	86%	86%	84%	84%	82%	(4%)	(2%)	86%	83%	(2%)
Homeowners	86%	86%	85%	85%	84%	(2%)	(1%)	86%	85%	(3%)

New Business Premium $
Automobile	$118	$99	$93	$82	$74	(37%)	(10%)	$356	$249	(30%)
Homeowners	$41	$36	$30	$30	$26	(37%)	(13%)	$113	$86	(24%)

Policies in force
Automobile	2,394,043	2,395,421	2,376,660	2,341,594	2,287,845	(4%)	(2%)
Homeowners	1,483,795	1,488,408	1,487,782	1,479,749	1,455,921	(2%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
REVENUES
Earned premiums [1]	$10	$4	$17	$36	$45	NM	25%	$250	$98	(61%)
Fee income [1]	1,070	1,139	1,129	1,126	1,117	4%	(1%)	3,159	3,372	7%
Net investment income (loss)
Securities available-for-sale and other	606	583	607	673	649	7%	(4%)	1,764	1,929	9%
Equity securities held for trading [2]	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM

Total net investment income (loss)	1,244	1,334	1,308	(1,976)	1,692	36%	NM	4,201	1,024	(76%)
Net realized capital gains losses — core	3	(3)	—	7	3	—	(57%)	(15)	10	NM

Total core revenues	2,327	2,474	2,454	(807)	2,857	23%	NM	7,595	4,504	(41%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(1,047)	(267)	(238)	(44)	(316)	70%	NM	(886)	(598)	33%

Total revenues	1,280	2,207	2,216	(851)	2,541	99%	NM	6,709	3,906	(42%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	621	777	745	949	706	14%	(26%)	3,236	2,400	(26%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM
Amortization of deferred policy acquisition costs and present value of future profits [1]	27	124	186	375	97	NM	(74%)	1,541	658	(57%)
Insurance operating costs and other expenses	433	478	441	446	448	3%	—	1,330	1,335	—

Total benefits and expenses	1,719	2,130	2,073	(879)	2,294	33%	NM	8,544	3,488	(59%)

CORE EARNINGS
Core earnings before income taxes	608	344	381	72	563	(7%)	NM	(949)	1,016	NM
Income tax expense (benefit) [1]	167	40	87	(11)	165	(1%)	NM	(436)	241	NM

Core earnings	441	304	294	83	398	(10%)	NM	(513)	775	NM
Net realized losses and other, net of tax and DAC, excluded from core earnings [1] [3]	(776)	(188)	(170)	(57)	(78)	90%	(37%)	(918)	(305)	67%

Net income (loss)	$(335)	$116	$124	$26	$320	NM	NM	$(1,431)	$470	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2009	2009	2010	2010	2010	2009	2010
Earned Premiums	$1	$(6)	$—	$(1)	$(5)	$—	$(6)
Fee Income	(9)	9	4	8	5	94	17
Benefits, losses and loss adjustment expense	(145)	8	(51)	135	(124)	609	(40)
Amortization of deferred policy acquisition costs	(216)	(129)	(66)	122	(133)	842	(77)
Income tax expense (benefit)	122	46	42	(82)	91	(453)	51

Core earnings (loss)	231	78	79	(168)	166	(904)	77
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(169)	(41)	6	(62)	27	(164)	(29)

Net income (loss)	62	37	85	(230)	193	(1,068)	48

[2]
Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Total
	U.S.	International	Other	Life	Retirement	Mutual	Wealth
	Annuity	Annuity	Annuity	Insurance	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2009	$3,764	$1,775	$111	$2,658	$980	$57	$9,345
Adjustments to unrealized gains and losses on securities available — for — sale and other	(467)	(51)	—	(73)	(281)	—	(872)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	3,297	1,724	111	2,585	699	57	8,473
Cumulative effect of accounting changes (Pre-tax) [1]	3	—	—	—	8	—	11
Adjustments for business transfers	4	(34)	(4)	—	—	34	—
Capitalization	78	—	—	211	101	37	427
Amortization — Deferred Policy Acquisition Costs	(329)	(182)	(17)	(99)	(42)	(47)	(716)
Amortization — Present Value of Future Profits	(4)	—	—	(16)	—	—	(20)
Amortization — Realized Capital Gains / Losses	214	22	—	5	5	—	246
Amortization — Unlock — Core	90	(76)	(1)	29	35	—	77
Amortization — Unlock — Non-core	(32)	(13)	—	10	(12)	—	(47)
Effect of Currency Translation Adjustment	—	179	—	—	—	—	179

Balance, September 30, 2010	3,321	1,620	89	2,725	794	81	8,630
Adjustments to unrealized gains and losses on securities available — for — sale and other [1]	(426)	60	(1)	(177)	(44)	(2)	(590)

Balance, September 30, 2010 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,895	$1,680	$88	$2,548	$750	$79	$8,040

[1]	Includes the cumulative effect adjustments as a result of the adoption of ASU 2010-11. The effect is offset within adjustments to unrealized gains and losses on securities available for sale and other.

	THREE MONTHS ENDED,					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2009	2009	2010	2010	2010	2009	2010
DAC UNLOCK IMPACT ON REVENUES

Global Annuity	$(16)	$(8)	$(1)	$1	$3	$25	$3

Life Insurance	8	11	5	6	(3)	69	8

Total DAC unlock impact on core revenues	$(8)	$3	$4	$7	$—	$94	$11
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	(2)	1	(3)	5	(1)	10	1

Total DAC unlock impact on revenues	$(10)	$4	$1	$12	$(1)	$104	$12

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT

Global Annuity	246	80	79	(162)	113	(811)	30

Life Insurance	(22)	(3)	(1)	(3)	28	(46)	24
Retirement Plans	7	1	1	(3)	25	(47)	23

DAC unlock impact on core earnings [2]	231	78	79	(168)	166	(904)	77

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [3] [4]	(169)	(41)	6	(62)	27	(164)	(29)

Net income (loss)	$62	$37	$85	$(230)	$193	$(1,068)	$48

[2]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $(31), 28 and $18 for Global Annuity, Life Insurance and Retirement Plans, respectively.

[3]	Included in the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 are income tax expense (benefits) of $(95), $(12), $5,$(40) and $13 respectively. Included in the nine months ended September 30, 2009 and 2010 are income tax benefits of $(88) and $(22), respectively.

[4]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $24, $1 and $(5) for Global Annuity, Life Insurance and Retirement Plans, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of September 30, 2010
	ACCOUNT VALUE	NET AMT AT	% of NAR
	[10]	RISK [9]	REINSURED	RETAINED NAR [9]
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$24,880	$7,196	73%	$1,963
with 5% rollup [2]	1,710	589	63%	219
with Earnings Protection Benefit Rider (EPB) [3]	6,311	1,173	90%	121
with 5% rollup & EPB	707	195	79%	40

Total MAV	33,608	9,153	74%	2,343
Asset Protection Benefit (APB) [4]	27,097	4,319	36%	2,775
Lifetime Income Benefit (LIB) [5]	1,276	161	—%	161
Reset [6] (5-7 years)	3,555	398	1%	394
Return of Premium [7]/Other	22,206	1,117	3%	1,083

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS [10]	$87,742	$15,148	55%	$6,756

Less: General Account Value Subject to U.S. Guaranteed Minimum Death Benefits	6,861

SUBTOTAL SEPARATE ACCOUNT LIABILITIES SUBJECT TO U.S. GUARANTEED MINIMUM DEATH BENEFITS	$80,881

Separate Account Liabilities Not Subject to U.S. Guaranteed Minimum Death Benefits	73,338

TOTAL SEPARATE ACCOUNT LIABILITIES	$154,219

JAPAN GUARANTEED MINIMUM DEATH AND LIVING BENEFITS [8]	30,912	8,569	16%	7,233

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
	2009	2009	2010	2010	2010
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,057.08	1,115.10	1,169.43	1,030.71	1,141.20
Total Account Value	$90,076	$91,820	$92,694	$82,857	$87,742
Retained net amount of risk	10,218	8,545	7,047	10,040	6,756
GMDB net GAAP liability [11]	444	446	412	480	407
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$31,698	$30,521	$30,379	$28,888	$30,912
Retained net amount of risk	5,804	5,238	4,856	7,597	7,233
GMDB/GMIB net GAAP liability [11]	549	543	523	616	592

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. An accumulation benefit is a guarantee to return initial investment, along with a premium based on an agreed upon interest rate, paid through a fixes annuity or lump sum, after a deferral period of 10 years. A withdrawal benefit allows for an agreed upon percentage of the investment to be withdrawn each year until the investment value is reached. Guaranteed income, accumulation, and withdrawal benefits are considered living benefits. The guaranteed remaining balance related to the Japan GMIB was $ 30.8 billion and $28.5 billion as of September 30, 2010 and December 31, 2009, respectively. The combined guaranteed remaining balance related to the Japan GMAB and GMWB was $694 and $648 as of September 30, 2010 and December 31, 2009, respectively.

[9]	Net amount at risk is defined as the guaranteed benefit in excess of the current account value. Retained net amount at risk is net amount at risk reduced by that amount which has been reinsured to third parties. Net amount at risk and retained net amount at risk are highly sensitive to equity market movements for example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

[10]	Account Value includes the contract holder’s investment in the separate account and the general account.

[11]	For the three months ended September 30, 2009, there was a decrease to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity business of $(117) and $(22), respectively. For the three months ended December 31, 2009 the amounts were $1 and $13, respectively. For the three months ended March 31, 2010 the amounts were $(28) and $(19), respectively. For the three months ended June 30, 2010 the amounts were $71 and $58, respectively. For the three months ended September 30, 2010 the amounts were $(69) and $(53), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity fees	$544	$568	$544	$537	$535	(2%)	—	$1,517	$1,616	7%
Other fees [2]	39	58	46	44	58	49%	32%	173	148	(14%)

Total fee income	583	626	590	581	593	2%	2%	1,690	1,764	4%

Direct premiums	56	62	60	82	97	73%	18%	382	239	(37%)
Reinsurance premiums [2]	(25)	(32)	(23)	(25)	(28)	(12%)	(12%)	(74)	(76)	(3%)

Net premiums	31	30	37	57	69	123%	21%	308	163	(47%)

Total premiums and other considerations	614	656	627	638	662	8%	4%	1,998	1,927	(4%)

Net investment income
Net investment income on G/A assets	429	412	395	420	377	(12%)	(10%)	1,222	1,192	(2%)
Net investment income on equity securities held for trading	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM
Other net investment income	11	12	9	27	49	NM	81%	60	85	42%

Total net investment income	1,078	1,175	1,105	(2,202)	1,469	36%	NM	3,719	372	(90%)
Net realized capital gains (losses) — core	5	(1)	3	8	5	—	(38%)	(7)	16	NM

Total core revenues	1,697	1,830	1,735	(1,556)	2,136	26%	NM	5,710	2,315	(59%)
Net realized losses and other, before tax and DAC, excluded from core revenues	(925)	(134)	(198)	(110)	(328)	65%	(198%)	(545)	(636)	(17%)

Total revenues	772	1,696	1,537	(1,666)	1,808	134%	NM	5,165	1,679	(67%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	(68)	79	22	207	(56)	18%	NM	793	173	(78%)
Other contract benefits	147	149	135	142	146	(1%)	3%	436	423	(3%)
Change in reserve	20	36	41	64	64	NM	—	344	169	(51%)
Sales inducements [2]	11	6	8	18	11	—	(39%)	98	37	(62%)
Interest credited on G/A assets	272	262	259	246	243	(11%)	(1%)	825	748	(9%)
Interest credited on International variable annuities	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM

Total benefits and losses	1,020	1,283	1,166	(1,972)	1,451	42%	NM	4,933	645	(87%)

Other insurance expenses
Commissions & wholesaling expenses	148	149	133	115	117	(21%)	2%	499	365	(27%)
Operating expenses	103	109	80	85	84	(18%)	(1%)	353	249	(29%)
Premium taxes and other expenses	10	8	13	12	12	20%	—	31	37	19%

Subtotal — expenses before deferral	261	266	226	212	213	(18%)	—	883	651	(26%)
Deferred policy acquisition costs	(61)	(53)	(39)	(25)	(14)	77%	44%	(237)	(78)	67%

Total other insurance expense	200	213	187	187	199	(1%)	6%	646	573	(11%)
Amortization of deferred policy acquisition costs [2]	(60)	48	115	288	116	NM	(60%)	1,145	519	(55%)

Total benefits and expenses	1,160	1,544	1,468	(1,497)	1,766	52%	NM	6,724	1,737	(74%)
Core earnings (loss) before income taxes	537	286	267	(59)	370	(31%)	NM	(1,014)	578	NM
Income tax expense (benefit) [2] [3]	156	35	58	(50)	111	(29%)	NM	(426)	119	NM

Core earnings (loss) [2]	381	251	209	(9)	259	(32%)	NM	(588)	459	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [4]	(701)	(113)	(129)	(105)	(84)	88%	20%	(716)	(318)	56%

Net income (loss) [2]	$(320)	$138	$80	$(114)	$175	NM	NM	$(1,304)	$141	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	96.5	61.7	53.2	(2.5)	70.1	(27%)	NM	(51.0)	39.8	NM
Net income (loss)	(81.3)	34.0	20.2	(30.1)	47.4	NM	NM	(113.0)	12.2	NM

[1]	The SPIA business was transferred to Global Annuity from the former Institutional segment, effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2009	2009	2010	2010	2010	2009	2010
Other Fees	$(17)	$(2)	$(1)	$2	$8	$25	$9
Reinsurance Premiums	1	(6)	—	(1)	(5)	—	(6)
Death Benefits	(140)	16	(48)	129	(123)	544	(42)
Sales Inducements	(10)	(7)	(3)	6	—	56	3
Amortization of deferred policy acquisition costs	(242)	(144)	(70)	107	(50)	639	(13)
Income tax expense (benefit)	130	47	41	(79)	63	(403)	25

Core earnings (loss)	246	80	79	(162)	113	(811)	30
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(160)	(40)	2	(60)	32	(153)	(26)

Net income (loss)	86	40	81	(222)	145	(964)	4

[3]	Included in the three months ended, December 31, 2009, is a DRD tax benefit of $30 related to the conclusion of the 2004 through 2006 IRS examination.

[4]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — U.S. ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010

VARIABLE ANNUITIES

Beginning balance	$75,613	$83,315	$84,679	$85,320	$75,961
Deposits	622	631	454	386	297
Surrenders	(1,954)	(2,161)	(2,361)	(2,430)	(2,275)
Death benefits/annuity payouts	(340)	(336)	(399)	(393)	(361)
Transfers [1]	(11)	(13)	(13)	(17)	(16)

Net Flows	(1,683)	(1,879)	(2,319)	(2,454)	(2,355)
Change in market value/change in reserve/interest credited	9,389	3,246	2,965	(6,900)	6,757
Other [2]	(4)	(3)	(5)	(5)	(6)

Ending balance	$83,315	$84,679	$85,320	$75,961	$80,357

FIXED MVA AND OTHER

Beginning balance	$11,949	$12,084	$12,110	$12,823	$12,579
Transfer in of SPIA [3]	—	—	683	—	—

Deposits	214	171	182	36	16
Surrenders	(171)	(223)	(220)	(318)	(256)
Death benefits/annuity payouts	(110)	(116)	(135)	(142)	(136)
Transfers [1]	46	45	54	51	39

Net Flows	(21)	(123)	(119)	(373)	(337)
Change in market value/change in reserve/interest credited	156	149	149	129	155

Ending balance	$12,084	$12,110	$12,823	$12,579	$12,397

TOTAL U.S. ANNUITY

Beginning balance	$87,562	$95,399	$96,789	$98,143	$88,540
Transfer in of SPIA [3]	—	—	683	—	—

Deposits	836	802	636	422	313
Surrenders	(2,125)	(2,384)	(2,581)	(2,748)	(2,531)
Death benefits/annuity payouts	(450)	(452)	(534)	(535)	(497)
Transfers [1]	35	32	41	34	23

Net Flows	(1,704)	(2,002)	(2,438)	(2,827)	(2,692)
Change in market value/change in reserve/interest credited	9,545	3,395	3,114	(6,771)	6,912
Other [2]	(4)	(3)	(5)	(5)	(6)

Ending balance	$95,399	$96,789	$98,143	$88,540	$92,754

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[3]	The Single Premium Immediate Annuity (“SPIA”) business was transferred to U.S. Annuity from Other Annuity, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — INTERNATIONAL ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010

VARIABLE ANNUITIES

Beginning balance	$32,935	$35,764	$34,708	$33,085	$31,334
Transfer out of Canadian business [1]	—	—	(1,355)	—	—

Deposits/Premiums/other	105	134	6	1	2
Surrenders	(218)	(274)	(361)	(295)	(337)
Death benefits/annuitizations/other [2]	(144)	(165)	(170)	(157)	(158)

Net Flows	(257)	(305)	(525)	(451)	(493)
Change in market value/currency/change in reserve/interest credited	780	401	519	(2,856)	880
Effect of currency translation	2,306	(1,152)	(262)	1,556	1,834

Ending balance	$35,764	$34,708	$33,085	$31,334	$33,555

FIXED MVA AND OTHER [3]

Beginning balance	$4,437	$4,732	$4,365	$4,294	$4,488
Surrenders	(28)	(24)	(54)	(27)	(35)
Death benefits/annuitizations/other [2]	(27)	(205)	(33)	(32)	(28)

Net Flows	(55)	(229)	(87)	(59)	(63)
Change in market value/currency/change in reserve/interest credited	8	34	30	15	13
Effect of currency translation	342	(172)	(14)	238	265

Ending balance	$4,732	$4,365	$4,294	$4,488	$4,703

TOTAL INTERNATIONAL ANNUITY

Beginning balance	$37,372	$40,496	$39,073	$37,379	$35,822
Transfer out of Canadian business [1]	—	—	(1,355)	—	—

Deposits/Premiums/other	105	134	6	1	2
Surrenders	(246)	(298)	(415)	(322)	(372)
Death benefits/annuitizations/other [2]	(171)	(370)	(203)	(189)	(186)

Net Flows	(312)	(534)	(612)	(510)	(556)
Change in market value/change in reserve/interest credited	788	435	549	(2,841)	893
Effect of currency translation	2,648	(1,324)	(276)	1,794	2,099

Ending balance	$40,496	$39,073	$37,379	$35,822	$38,258

[1]	The Canadian business was transferred to Mutual Funds from International Annuity, effective January 1, 2010 on a prospective basis.

[2]	Included in the three months ended September 30, 2010 are current period payments of $9.1 and interest credited of $16.6 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[3]	Of the total ending fixed MVA and other balance as of September 30, 2010 of $4.7 billion, approximately $2.0 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — OTHER — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE

Beginning balance	$23,928	$23,128	$22,373	$21,060	$19,950
Transfer out of SPIA, Lifetime Income and Maturity Funding [1]	—	—	(877)	—	—

Deposits	210	146	33	12	132
Surrenders	(1,457)	(934)	(352)	(895)	(250)
Death benefits/annuity payouts	(186)	(232)	(474)	(527)	(260)

Net Flows	(1,433)	(1,020)	(793)	(1,410)	(378)
Change in market value/change in reserve/interest credited	633	265	357	300	514

Ending balance	$23,128	$22,373	$21,060	$19,950	$20,086

INVESTMENT ONLY MUTUAL FUND ASSETS

Beginning balance	$3,654	$4,453	$4,262	$—	$—
Transfer out of Investment Only Mutual Funds [2]	—	—	(4,262)	—	—
Deposits	387	466	—	—	—
Surrenders	(257)	(912)	—	—	—

Net Flows	130	(446)	—	—	—
Change in market value/change in reserve/interest credited	669	255	—	—	—

Ending balance	$4,453	$4,262	$—	$—	$—

TOTAL OTHER ANNUITY

Beginning balance	$27,582	$27,581	$26,635	$21,060	$19,950
Transfer out of Investment Only Mutual Funds, SPIA, and Lifetime Income & Maturity Funding [1,2]	—	—	(5,139)	—	—

Deposits	597	612	33	12	132
Surrenders	(1,714)	(1,846)	(352)	(895)	(250)
Death benefits/annuity payouts	(186)	(232)	(474)	(527)	(260)

Net Flows	(1,303)	(1,466)	(793)	(1,410)	(378)
Change in market value/change in reserve/interest credited	1,302	520	357	300	514

Ending balance	$27,581	$26,635	$21,060	$19,950	$20,086

[1]	SPIA and Lifetime Income & Maturity Funding were transferred to U.S. Annuity and Retirement Plans, respectively, from Global Annuity — Other, effective January 1, 2010 on a prospective basis.

[2]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity - Other, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable life fees	$23	$24	$23	$25	$22	(4%)	(12%)	$69	$70	1%
Cost of insurance charges	162	173	185	186	194	20%	4%	506	565	12%
Other fees [1]	82	81	73	73	54	(34%)	(26%)	290	200	(31%)

Total fee income	267	278	281	284	270	1%	(5%)	865	835	(3%)

Direct premiums	33	35	33	35	35	6%	—	97	103	6%
Reinsurance premiums	(55)	(61)	(55)	(58)	(60)	(9%)	(3%)	(158)	(173)	(9%)

Net premiums	(22)	(26)	(22)	(23)	(25)	(14%)	(9%)	(61)	(70)	(15%)

Total premiums and other considerations	245	252	259	261	245	—	(6%)	804	765	(5%)

Net investment income
Net investment income on G/A assets	95	91	128	136	131	38%	(4%)	273	395	45%
Other net investment income (loss)	(4)	(4)	(4)	(1)	1	NM	NM	(13)	(4)	69%

Total net investment income	91	87	124	135	132	45%	(2%)	260	391	50%
Net realized capital losses — core	(1)	—	(1)	—	—	100%	—	(3)	(1)	67%

Total core revenues	335	339	382	396	377	13%	(5%)	1,061	1,155	9%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(34)	(30)	(27)	59	11	NM	(81%)	(118)	43	NM

Total revenues	301	309	355	455	388	29%	(15%)	943	1,198	27%
Benefits and Expenses
Benefits and losses
Death benefits	92	103	114	100	134	46%	34%	304	348	14%
Other contract benefits	7	8	7	14	8	14%	(43%)	25	29	16%
Change in reserve [1]	14	1	7	(3)	(1)	NM	67%	15	3	(80%)
Sales inducements	—	—	1	—	2	—	—	1	3	NM
Interest credited on G/A assets	63	68	88	91	85	35%	(7%)	190	264	39%

Total benefits and losses	176	180	217	202	228	30%	13%	535	647	21%

Other insurance expenses
Commissions & wholesaling expenses	43	51	40	40	48	12%	20%	124	128	3%
Operating expenses	64	67	62	69	65	2%	(6%)	194	196	1%
Premium taxes and other expenses	10	16	15	16	10	—	(38%)	33	41	24%

Subtotal — expenses before deferral	117	134	117	125	123	5%	(2%)	351	365	4%
Deferred policy acquisition costs	(68)	(79)	(64)	(68)	(79)	(16%)	(16%)	(198)	(211)	(7%)

Total other insurance expense	49	55	53	57	44	(10%)	(23%)	153	154	1%
Amortization of deferred policy acquisition costs and present value of future profits [1]	80	58	48	50	(13)	NM	NM	272	85	(69%)

Total benefits and expenses	305	293	318	309	259	(15%)	(16%)	960	886	(8%)
Core earnings before income taxes	30	46	64	87	118	NM	36%	101	269	166%
Income tax expense (benefit) [1]	(4)	9	16	27	33	NM	22%	10	76	NM

Core earnings [1]	34	37	48	60	85	150%	42%	91	193	112%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(26)	(16)	(24)	43	12	NM	(72%)	(73)	31	NM

Net income [1]	$8	$21	$24	$103	$97	NM	(6%)	$18	$224	NM

Earnings Margin (After-tax)
Core earnings	10.1%	10.9%	12.6%	15.2%	22.5%	12.4	7.3	8.6%	16.7%	8.1
Net income	2.7%	6.8%	6.8%	22.6%	25.0%	22.3	2.4	1.9%	18.7%	16.8

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2009	2009	2010	2010	2010	2009	2010
Other Fees	$8	$11	$5	$6	$(3)	$69	$8
Change in reserve	6	—	—	—	(2)	6	(2)
Amortization of deferred policy acquisition costs	36	15	6	11	(46)	134	(29)
Income tax expense (benefit)	(12)	(1)	—	(2)	15	(25)	13

Core earnings (loss)	(22)	(3)	(1)	(3)	28	(46)	24
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(2)	—	4	—	1	(2)	5

Net income (loss)	(24)	(3)	3	(3)	29	(48)	29

[2]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change

SALES BY DISTRIBUTION [1]
National Accounts	$25	$30	$21	$25	$25	—	—	$69	$71	3%
Independent	20	26	22	23	29	45%	26%	62	74	19%
Other	4	3	3	4	2	(50%)	(50%)	10	9	(10%)

Total sales by distribution	$49	$59	$46	$52	$56	14%	8%	$141	$154	9%

SALES BY PRODUCT
Variable Life	$10	$13	$8	$8	$8	(20%)	—	$34	$24	(29%)
Universal life	34	41	33	40	44	29%	10%	91	117	29%
Term/other life	5	5	5	4	4	(20%)	—	16	13	(19%)

Total sales by product	$49	$59	$46	$52	$56	14%	8%	$141	$154	9%

PREMIUMS & DEPOSITS
Variable life	$149	$176	$137	$136	$136	(9%)	—	$461	$409	(11%)
Universal life/other life	239	288	255	265	294	23%	11%	715	814	14%
Term/other	36	38	36	37	37	3%	—	108	110	2%

Total Premiums & Deposits	$424	$502	$428	$438	$467	10%	7%	$1,284	$1,333	4%

ACCOUNT VALUE
General account	$6,137	$6,245	$6,339	$6,429	$6,551	7%	2%
Separate account	5,006	5,214	5,342	4,951	5,201	4%	5%

Total account value	$11,143	$11,459	$11,681	$11,380	$11,752	5%	3%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,552	$5,766	$5,900	$5,507	$5,757	4%	5%
Universal life/other life	5,591	5,693	5,781	5,873	5,995	7%	2%

Total account value by product	$11,143	$11,459	$11,681	$11,380	$11,752	5%	3%

LIFE INSURANCE IN-FORCE
Variable life [2]	$75,667	$78,671	$77,592	$76,445	$75,399	—	(1%)
Universal life	54,775	56,030	55,806	56,571	57,734	5%	2%
Term	68,447	69,968	71,078	72,625	73,959	8%	2%

Total life insurance in-force	$198,889	$204,669	$204,476	$205,641	$207,092	4%	1%

[1]	Sales are reported using Commissionable Weighted Premium.

[2]	Included in the three months ended December 31, 2009, is an adjustment of $4.5 billion for VUL riders not previously reported.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010

VARIABLE LIFE

Beginning balance	$5,049	$5,552	$5,766	$5,900	$5,507
First year & single premiums	23	32	18	17	18
Renewal premiums	126	144	119	119	118

Premiums and deposits	149	176	137	136	136
Surrenders	(104)	(116)	(88)	(89)	(93)
Death benefits	(17)	(16)	(15)	(24)	(18)

Net Flows	28	44	34	23	25
Policy fees	(123)	(132)	(114)	(118)	(118)
Change in market value/interest credited	598	302	214	(298)	343

Ending balance	$5,552	$5,766	$5,900	$5,507	$5,757

UNIVERSAL LIFE [1]

Beginning balance	$5,510	$5,591	$5,693	$5,781	$5,873
First year & single premiums	109	141	123	127	154
Renewal premiums	130	147	132	138	140

Premiums and deposits	239	288	255	265	294
Surrenders	(45)	(59)	(49)	(40)	(43)
Death benefits	(23)	(26)	(27)	(36)	(25)

Net Flows	171	203	179	189	226
Policy fees	(146)	(162)	(146)	(154)	(161)
Change in market value/interest credited	56	61	55	57	57

Ending balance	$5,591	$5,693	$5,781	$5,873	$5,995

INDIVIDUAL LIFE

Beginning balance	$10,559	$11,143	$11,459	$11,681	$11,380
First year & single premiums	132	173	141	144	172
Renewal premiums	256	291	251	257	258

Premiums and deposits	388	464	392	401	430
Surrenders	(149)	(175)	(137)	(129)	(136)
Death benefits	(40)	(42)	(42)	(60)	(43)

Net Flows	199	247	213	212	251
Policy fees	(269)	(294)	(260)	(272)	(279)
Change in market value/interest credited	654	363	269	(241)	400

Ending balance	$11,143	$11,459	$11,681	$11,380	$11,752

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE AND ACCOUNT VALUE ROLL FORWARD

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2009	2009	2010	2010	2010	Change	Change

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE
General account [1]	$44	$4	$1,729	$1,732	$1,743	NM	1%
Non-guaranteed separate account	33,153	33,352	33,512	33,317	33,815	2%	1%

Total Private Placement Life Insurance account value	$33,197	$33,356	$35,241	$35,049	$35,558	7%	1%

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE ROLL FORWARD

Beginning balance	$32,594	$33,197	$33,356	$35,241	$35,049
Transfer in of Leveraged COLI [1]	—	—	1,794	—	—
Deposits	26	41	21	68	29
Surrenders	(2)	(225)	(251)	(272)	(11)
Death benefits/annuity payouts	(17)	(24)	(28)	(38)	(35)

Net Flows	7	(208)	(258)	(242)	(17)
Change in market value/change in reserve/interest credited	624	390	415	112	575
Other [2]	(28)	(23)	(66)	(62)	(49)

Ending balance	$33,197	$33,356	$35,241	$35,049	$35,558

[1]	The Leveraged COLI business was transferred in from Corporate and Other to Private Placement Life Insurance, effective January 1, 2010, on a prospective basis.

[2]	Primarily consists of cost of insurance and Mortality & Expense charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS[1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$50	$51	$54	$56	$57	14%	2%	$134	$167	25%
Mutual fund and other fees	33	36	31	31	31	(6%)	—	100	93	(7%)

Total fee income	83	87	85	87	88	6%	1%	234	260	11%

Direct premiums	1	—	2	2	1	—	(50%)	3	5	67%

Total premiums and other considerations	84	87	87	89	89	6%	—	237	265	12%

Net investment income
Net investment income on G/A assets	79	76	79	91	92	16%	1%	233	262	12%
Other net investment income	1	2	2	2	1	—	(50%)	4	5	25%

Total net investment income	80	78	81	93	93	16%	—	237	267	13%
Net realized losses — core	(1)	(2)	(2)	(1)	(2)	(100%)	(100%)	(5)	(5)	—

Total core revenues	163	163	166	181	180	10%	(1%)	469	527	12%

Net realized gains (losses), before tax and DAC, excluded from core revenues	(88)	(103)	(14)	7	2	NM	(71%)	(223)	(5)	98%

Total revenues	75	60	152	188	182	143%	(3%)	246	522	112%

Benefits and Expenses
Benefits and losses
Death benefits [2]	—	(2)	—	1	(1)	—	NM	2	—	(100%)
Other contract benefits	10	11	15	15	15	50%	—	32	45	41%
Change in reserve	(5)	(4)	(11)	(6)	(6)	(20%)	—	(15)	(23)	(53%)
Sales inducements [2]	—	—	—	—	—	—	—	2	—	(100%)
Interest credited on G/A assets	58	60	59	60	63	9%	5%	184	182	(1%)

Total benefits and losses	63	65	63	70	71	13%	1%	205	204	—

Other insurance expenses
Commissions & wholesaling expenses	36	36	45	40	44	22%	10%	103	129	25%
Operating expenses [3]	71	86	70	69	67	(6%)	(3%)	212	206	(3%)
Premium taxes and other expenses	7	8	6	4	6	(14%)	50%	19	16	(16%)

Subtotal — expenses before deferral	114	130	121	113	117	3%	4%	334	351	5%

Deferred policy acquisition costs	(33)	(25)	(36)	(32)	(33)	—	(3%)	(93)	(101)	(9%)

Total other insurance expense	81	105	85	81	84	4%	4%	241	250	4%
Amortization of deferred policy acquisition costs [2]	(4)	6	8	21	(22)	NM	NM	86	7	(92%)

Total benefits and expenses	140	176	156	172	133	(5%)	(23%)	532	461	(13%)

Core earnings (loss) before income taxes	23	(13)	10	9	47	104%	NM	(63)	66	NM
Income tax expense (benefit) [2]	8	(12)	(1)	(1)	12	50%	NM	(30)	10	NM

Core earnings (loss) [2]	15	(1)	11	10	35	133%	NM	(33)	56	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [4]	(49)	(59)	(17)	4	(5)	90%	NM	(129)	(18)	86%

Net income (loss) [2]	$(34)	$(60)	$(6)	$14	$30	NM	114%	$(162)	$38	NM

RETURN ON ASSETS (After-tax bps)
Core earnings (losses)	14.7	(0.9)	9.7	8.9	29.7	102%	NM	(11.0)	15.8	NM
Net income (loss)	(33.3)	(55.4)	(5.3)	12.4	25.4	NM	105%	(54.1)	10.7	NM

[1]	The lifetime income and maturity funding business was transferred from Global Annuity to Retirement Plans effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

						NINE MONTHS ENDED
	THREE MONTH ENDED					SEPTEMBER 30,
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010	2009	2010
Death Benefits	$(1)	$(1)	$—	$—	$—	$1	$—
Sales Inducements	—	—	—	—	(1)	2	(1)
Amortization of deferred policy acquisition costs	(10)	—	(2)	4	(37)	69	(35)
Income tax expense (benefit)	4	—	1	(1)	13	(25)	13

Core earnings (loss)	7	1	1	(3)	25	(47)	23
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(7)	(1)	—	(2)	(6)	(9)	(8)

Net income (loss)	—	—	1	(5)	19	(56)	15

[3]	The three months ended December 31, 2009, includes a litigation accrual of $14, before tax.

[4]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2009	2009	2010	2010	2010	Change	Change
RETIREMENT PLANS
General account	$6,372	$6,456	$6,781	$6,929	$7,171	13%	3%
Guaranteed separate account	—	—	—	2	3	—	50%
Non-guaranteed separate account	19,727	20,802	22,497	21,012	23,464	19%	12%

Total Retirement Plans account value	$26,099	$27,258	$29,278	$27,943	$30,638	17%	10%
401(k)/403(b) mutual funds	16,648	16,704	17,186	15,848	18,602	12%	17%

Total Retirement Plans Assets Under Management	$42,747	$43,962	$46,464	$43,791	$49,240	15%	12%

Assets Under Administration [1]	$5,867	$5,588	$5,755	$5,348	$4,266	(27%)	(20%)
Number of Participants [2]	157,867	153,799	154,504	145,805	109,170	(31%)	(25%)

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD [1]

	THREE MONTHS ENDED,
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010
401(k) GROUP ANNUITY ACCOUNT VALUE

Beginning balance	$13,535	$15,339	$16,142	$17,776	$16,926
Transfer in of Lifetime Income & Maturity Funding [2]	—	—	194	—	—

Deposits	987	1,038	1,668	1,155	1,108
Surrenders	(723)	(782)	(770)	(706)	(688)
Death benefits/annuity payouts	(13)	(7)	(16)	(17)	(15)

Net Flows	251	249	882	432	405
Change in market value/change in reserve/interest credited	1,553	554	558	(1,283)	1,415
Other	—	—	—	1	18

Ending balance	$15,339	$16,142	$17,776	$16,926	$18,764

403(b)/457 GROUP ANNUITY ACCOUNT VALUE

Beginning balance	$9,955	$10,760	$11,116	$11,502	$11,017
Deposits	280	340	322	314	395
Surrenders	(263)	(319)	(264)	(195)	(210)
Death benefits/annuity payouts	(9)	(12)	(10)	(12)	(11)

Net Flows	8	9	48	107	174
Change in market value/change in reserve/interest credited	797	347	338	(592)	680
Other	—	—	—	—	3

Ending balance	$10,760	$11,116	$11,502	$11,017	$11,874

401(k)/403(b) MUTUAL FUNDS ASSETS [1]

Beginning balance	$15,342	$16,648	$16,704	$17,186	$15,848
Reclassification of Assets Under Administration to Assets Under Mangement [3]	—	—	—	—	1,294

Deposits	535	462	571	504	525
Surrenders	(1,283)	(779)	(806)	(804)	(596)

Net Flows	(748)	(317)	(235)	(300)	(71)
Change in market value/change in reserve/interest credited	2,054	373	717	(1,037)	1,552
Other	—	—	—	(1)	(21)

Ending balance	$16,648	$16,704	$17,186	$15,848	$18,602

TOTAL RETIREMENT

Beginning balance	$38,832	$42,747	$43,962	$46,464	$43,791
Transfer in of Lifetime Income & Maturity Funding and Reclassification of Assets Under Adminstration to Assets Under Management [2][3]	—	—	194	—	1,294

Deposits	1,802	1,840	2,561	1,973	2,028
Surrenders	(2,269)	(1,880)	(1,840)	(1,705)	(1,494)
Death benefits/annuity payouts	(22)	(19)	(26)	(29)	(26)

Net Flows	(489)	(59)	695	239	508
Change in market value/change in reserve/interest credited	4,404	1,274	1,613	(2,912)	3,647

Ending balance	$42,747	$43,962	$46,464	$43,791	$49,240

[1]	Excludes Assets Under Administration.

[2]	The Lifetime Income & Maturity Funding business was transferred from Global Annuity to Retirement Plans, effective January 1, 2010, on a prospective basis.

[3]	Identified specific plans that required reclassification from assets under administration (AUA) to assets under management (AUM).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Mutual fund and other fees	$137	$148	$173	$174	$166	21%	(5%)	$370	$513	39%

Total fee income	137	148	173	174	166	21%	(5%)	370	513	39%

Net investment income (loss)
Net investment income (loss) on G/A assets	(3)	(4)	—	1	—	100%	(100%)	(10)	1	NM
Net investment loss on assigned capital	(2)	(2)	(2)	(3)	(2)	—	33%	(5)	(7)	(40%)

Total net investment loss	(5)	(6)	(2)	(2)	(2)	60%	—	(15)	(6)	60%

Total core revenues	132	142	171	172	164	24%	(5%)	355	507	43%

Net realized capital gains (losses), before tax and DAC, excluded from core revenues	—	—	1	—	(1)	—	—	—	—	—

Total revenues	132	142	172	172	163	23%	(5%)	355	507	43%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	85	85	96	94	86	1%	(9%)	234	276	18%
Operating expenses	25	26	32	33	32	28%	(3%)	74	97	31%
Premium taxes and other expenses	3	4	3	6	13	NM	117%	13	22	69%

Subtotal — expenses before deferral	113	115	131	133	131	16%	(2%)	321	395	23%

Deferred policy acquisition costs	(10)	(10)	(15)	(12)	(10)	—	17%	(31)	(37)	(19%)

Total other insurance expense	103	105	116	121	121	17%	—	290	358	23%

Amortization of deferred policy acquisition costs	11	12	15	16	16	45%	—	38	47	24%

Total benefits and expenses	114	117	131	137	136	19%	(1%)	328	404	23%

Core earnings before income taxes	18	25	40	35	28	56%	(20%)	27	103	NM
Income tax expense	7	8	14	13	9	29%	(31%)	10	36	NM

Core earnings	11	17	26	22	19	73%	(14%)	17	67	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	—	—	—	1	(1)	—	NM	—	—	—

Net income	$11	$17	$26	$23	$18	64%	(22%)	$17	$67	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	11.4	15.9	10.9	9.5	8.3	(27%)	(13%)	6.1	9.5	56%
Net income	11.4	15.9	10.9	9.9	7.9	(31%)	(20%)	6.1	9.5	56%

[1]	The Canadian business and Investment-Only Mutual Funds business were transferred from Global Annuity to Mutual Funds, effective January 1, 2010, on a prospective basis. Additionally, the Proprietary Mutual Funds business was transferred from Global Annuity, Retirement Plans, and Life Insurance to Mutual Funds, effective January 1, 2010, on a prospective basis.

[2]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS DEPOSITS [1] [2]
Retail Mutual Funds	$3,111	$3,131	$3,428	$3,444	$2,505	(19%)	(27%)	$8,436	$9,377	11%
Investment Only Mutual Funds [1]	—	—	785	693	424	—	(39%)	—	1,902	—
529 College Savings Plan/Canada [2]	43	52	196	157	137	NM	(13%)	142	490	NM

Total Non-Proprietary & Canadian Mutual Funds Deposits	$3,154	$3,183	$4,409	$4,294	$3,066	(3%)	(29%)	$8,578	$11,769	37%

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$40,127	$42,829	$45,227	$41,162	$44,788	12%	9%	$40,127	$44,788	12%
Investment Only mutual fund assets [1]	—	—	5,245	4,919	5,570	—	13%	—	5,570	—
Proprietary mutual fund assets [3]	—	—	44,403	39,402	41,778	—	6%	—	41,778	—
529 College Savings Plan/Canada assets [2]	1,123	1,202	2,827	2,678	3,026	169%	13%	1,123	3,026	169%

Total Mutual Fund Assets	$41,250	$44,031	$97,702	$88,161	$95,162	131%	8%	$41,250	$95,162	131%

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis.

[2]	The Canadian business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis.

[3]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2009	2009	2010	2010	2010

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS

Beginning balance	$35,693	$41,250	$44,031	$53,299	$48,759
Transfers in of Investment Only Mutual Funds and Canadian Business [1]	—	—	5,617	—	—

Deposits	3,154	3,183	4,409	4,294	3,066
Redemptions	(2,358)	(2,554)	(2,943)	(3,398)	(3,229)

Net Flows	796	629	1,466	896	(163)
Change in market value	4,788	2,180	2,165	(5,336)	4,753
Effect of currency translation	—	—	49	(72)	56
Other [2]	(27)	(28)	(29)	(28)	(21)

Ending balance	$41,250	$44,031	$53,299	$48,759	$53,384

PROPRIETARY MUTUAL FUNDS [3]

Beginning balance	$—	$—	$—	$44,403	$39,402
Transfers in of Insurance Proprietary Mutual Funds	—	—	43,890	—	—
Net Flows	—	—	(1,324)	(1,140)	(1,299)
Change in market value	—	—	1,837	(3,861)	3,676

Ending balance	$—	$—	$44,403	$39,402	$41,779

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis. Additionally, the Canadian business was transferred from Global Annuity to Mutual Funds, effective January 1, 2010 on a prospective basis.

[2]	Includes front end loads on A share products.

[3]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

CORPORATE AND OTHER

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Earned premiums	$(1)	$—	$1	$(2)	$1	NM	NM	$(1)	$—	100%
Fee income	61	55	45	52	46	(25%)	(12%)	165	143	(13%)
Net investment income	84	90	79	75	54	(36%)	(28%)	254	208	(18%)
Net realized capital gains (losses)	(63)	(49)	(9)	13	41	NM	NM	(384)	45	NM
Other revenues	—	(1)	—	—	—	—	—	5	—	(100%)

Total revenues	81	95	116	138	142	75%	3%	39	396	NM

Benefits, losses and loss adjustment expenses	123	75	2	170	64	(48%)	(62%)	319	236	(26%)
Insurance operating costs and other expenses [1]	111	53	135	88	64	(42%)	(27%)	312	287	(8%)
Interest expense	118	119	120	132	128	8%	(3%)	357	380	6%
Goodwill impairment	—	—	—	153	—	—	(100%)	32	153	NM

Total benefits and expenses	352	247	257	543	256	(27%)	(53%)	1,020	1,056	4%

Loss before income taxes	(271)	(152)	(141)	(405)	(114)	58%	72%	(981)	(660)	33%

Income tax benefit [2]	(89)	(48)	(23)	(150)	(38)	57%	75%	(281)	(211)	25%

Net Loss	(182)	(104)	(118)	(255)	(76)	58%	70%	(700)	(449)	36%

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [3]	(34)	(30)	(14)	13	25	NM	92%	(298)	24	NM

Core losses	$(148)	$(74)	$(104)	$(268)	$(101)	32%	62%	$(402)	$(473)	(18%)

[1]	Includes the after-tax restructuring charges of $22, $21 and $10 recorded in the three months ended September 30, 2009, December 31, 2009 and June 30, 2010, respectively.

[2]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Earned premiums	$—	$(1)	$—	$1	$—	—	(100%)	$1	$1	—
Net investment income	40	41	41	42	40	—	(5%)	120	123	2%
Net realized capital gains (losses)	(10)	15	(4)	20	7	NM	(65%)	(41)	23	NM

Total revenues	30	55	37	63	47	57%	(25%)	80	147	84%

Losses and loss adjustment expenses [1]	82	37	1	172	63	(23%)	(63%)	203	236	16%
Insurance operating costs and expenses	5	7	8	6	5	—	(17%)	16	19	19%

Total benefits and expenses	87	44	9	178	68	(22%)	(62%)	219	255	16%

Income (loss) before income taxes	(57)	11	28	(115)	(21)	63%	82%	(139)	(108)	22%

Income tax expense (benefit) [2]	(19)	1	10	(42)	(9)	53%	79%	(52)	(41)	21%

Net income (loss)	(38)	10	18	(73)	(12)	68%	84%	(87)	(67)	23%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [3]	(7)	11	(4)	13	6	NM	(54%)	(27)	15	NM

Core earnings (losses)	$(31)	$(1)	$22	$(86)	$(18)	42%	79%	$(60)	$(82)	(37%)

[1]	The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25. The three months ended June 30, 2010 included net asbestos reserve strengthening of $169. The three months ended September 30, 2010 included net environmental reserve strengthening of $62.

[2]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX

						Year Over
	Three Months Ended					Year	Sequential	Nine Months Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	September 30,
	2009	2009	2010	2010	2010	Change	Change	2009	2010	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$758	$725	$743	$754	$740	(2%)	(2%)	$2,386	$2,237	(6%)
Tax-exempt	125	128	131	133	128	2%	(4%)	379	392	3%

Total fixed maturities	883	853	874	887	868	(2%)	(2%)	2,765	2,629	(5%)
Equity securities, trading	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM
Equity securities, available-for-sale	24	17	14	13	12	(50%)	(8%)	76	39	(49%)
Mortgage loans	82	76	71	67	72	(12%)	7%	240	210	(13%)
Policy loans	36	31	33	35	33	(8%)	(6%)	108	101	(6%)
Limited partnerships and other alternative investments [2]	(32)	(7)	6	86	49	NM	(43%)	(334)	141	NM
Other [3]	89	101	85	91	78	(12%)	(14%)	217	254	17%

Subtotal	1,720	1,822	1,784	(1,470)	2,155	25%	NM	5,509	2,469	(55%)
Less: Investment expense	33	30	23	26	29	(12%)	12%	82	78	(5%)

Total net investment income	$1,687	$1,792	$1,761	$(1,496)	$2,126	26%	NM	$5,427	$2,391	(56%)
Less: Equity securities, trading	638	751	701	(2,649)	1,043	63%	NM	2,437	(905)	NM

Total net investment income excluding trading securities	$1,049	$1,041	$1,060	$1,153	$1,083	3%	(6%)	$2,990	$3,296	10%

Annualized investment yield, before-tax [4]	4.2%	4.2%	4.3%	4.8%	4.4%	0.2	(0.4)	4.0%	4.5%	0.5
Annualized investment yield, after-tax [4]	2.9%	2.9%	3.0%	3.3%	3.1%	0.2	(0.2)	2.8%	3.1%	0.3

Net Realized Capital Gains (Losses)
Gross gains on sales	$205	$486	$132	$343	$179	(13%)	(48%)	$570	$654	15%
Gross losses on sales	(104)	(384)	(111)	(94)	(88)	15%	6%	(1,013)	(293)	71%
Net impairment losses	(536)	(434)	(152)	(108)	(115)	79%	(6%)	(1,074)	(375)	65%
Valuation allowances on mortgage loans	(40)	(210)	(112)	(40)	(7)	83%	83%	(193)	(159)	18%
Japanese fixed annuity contract hedges, net [5]	(7)	19	(16)	27	11	NM	(59%)	28	22	(21%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(7)	(10)	(7)	(4)	(4)	43%	—	(39)	(15)	62%
Results of variable annuity hedge program
GMWB derivatives, net	(190)	456	129	(426)	170	NM	NM	1,070	(127)	NM
Macro hedge	(328)	(203)	(164)	397	(443)	(35%)	NM	(692)	(210)	70%

Total results of variable annuity hedge program	(518)	253	(35)	(29)	(273)	47%	NM	378	(337)	NM
Other net gain (loss) [7]	(212)	86	25	(84)	36	NM	NM	(473)	(23)	95%

Total net realized capital gains (losses)	$(1,219)	$(194)	$(276)	$11	$(261)	79%	NM	$(1,816)	$(526)	71%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	Primarily consists of losses on Japan 3Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS

	September 30,		December 31,		March 31,		June 30,		September 30,
	2009		2009		2010		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$68,641	53.0%	$71,153	56.7%	$75,584	59.3%	$77,132	60.2%	$79,736	59.7%
Fixed maturities, at fair value using fair value option	—	—	—	—	—	—	—	—	564	0.4%
Equity securities, trading, at fair value [1]	33,463	25.9%	32,321	25.7%	32,053	25.2%	30,183	23.6%	32,495	24.3%
Equity securities, available-for-sale, at fair value	1,397	1.1%	1,221	1.0%	1,153	0.9%	1,103	0.9%	1,168	0.9%
Mortgage loans	6,328	4.9%	5,938	4.7%	5,162	4.1%	4,673	3.6%	4,684	3.5%
Policy loans, at outstanding balance	2,209	1.7%	2,174	1.7%	2,177	1.7%	2,182	1.7%	2,180	1.6%
Limited partnerships and other alternative investments [2]	1,812	1.4%	1,790	1.4%	1,736	1.4%	1,774	1.4%	1,819	1.4%
Other investments [3]	1,679	1.3%	602	0.5%	941	0.7%	2,293	1.8%	1,427	1.1%
Short-term investments	13,910	10.7%	10,357	8.3%	8,545	6.7%	8,731	6.8%	9,517	7.1%

Total investments	$129,439	100.0%	$125,556	100.0%	$127,351	100.0%	$128,071	100.0%	$133,590	100.0%
Less: Equity securities, trading	33,463	25.9%	32,321	25.7%	32,053	25.2%	30,183	23.6%	32,495	24.3%

Total investments excluding trading securities	$95,976	74.1%	$93,235	74.3%	$95,298	74.8%	$97,888	76.4%	$101,095	75.7%

HIMCO managed third party accounts	$7,925		$8,120		$8,586		$8,063		$7,681

Asset-backed securities (“ABS”)	$2,540	3.7%	$2,523	3.5%	$2,885	3.8%	$3,012	3.9%	$3,009	3.8%
Collateralized debt obligations (“CDOs”)	2,818	4.1%	2,892	4.1%	2,790	3.7%	2,824	3.7%	2,563	3.2%
Commercial mortgage-backed securities (“CMBS”)	9,002	13.1%	8,544	12.0%	8,716	11.5%	8,719	11.3%	8,160	10.2%
Corporate	34,011	49.5%	35,243	49.5%	38,593	51.1%	38,834	50.4%	40,851	51.3%
Foreign government/government agencies	1,071	1.6%	1,408	2.0%	1,483	2.0%	1,716	2.2%	1,924	2.4%
Municipal — taxable	1,003	1.5%	975	1.4%	1,085	1.4%	1,101	1.4%	1,125	1.4%
Municipal — tax-exempt	10,812	15.8%	11,090	15.6%	11,264	14.9%	11,415	14.8%	11,598	14.5%
Residential mortgage-backed securities (“RMBS”)	4,821	7.0%	4,847	6.8%	4,389	5.8%	4,772	6.2%	5,551	7.0%
U.S. Treasuries	2,563	3.7%	3,631	5.1%	4,379	5.8%	4,739	6.1%	4,955	6.2%

Total fixed maturities, AFS [4]	$68,641	100.0%	$71,153	100.0%	$75,584	100.0%	$77,132	100.0%	$79,736	100.0%

U.S. government/government agencies	$6,231	9.1%	$7,172	10.1%	$7,517	9.9%	$8,428	10.9%	$9,556	12.0%
AAA	11,227	16.3%	11,188	15.7%	11,047	14.6%	11,406	14.8%	11,158	14.0%
AA	13,019	19.0%	13,932	19.6%	14,766	19.6%	15,357	19.9%	15,591	19.6%
A	18,505	27.0%	18,664	26.2%	19,598	25.9%	19,150	24.8%	19,922	25.0%
BBB	16,566	24.1%	17,071	24.0%	19,092	25.3%	19,018	24.7%	20,022	25.0%
BB & below	3,093	4.5%	3,126	4.4%	3,564	4.7%	3,773	4.9%	3,487	4.4%

Total fixed maturities, AFS [4]	$68,641	100.0%	$71,153	100.0%	$75,584	100.0%	$77,132	100.0%	$79,736	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

[4]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
AVAILABLE-FOR-SALE SECURITIES

	September 30, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$2,758	$2,691	$(67)	$11,197	$10,838	$(359)
Greater than three months to six months	724	676	(47)	317	289	(28)
Greater than six months to nine months	309	290	(20)	2,940	2,429	(511)
Greater than nine months to twelve months	760	677	(77)	2,054	1,674	(380)
Greater than twelve months	17,754	14,458	(3,243)	22,445	16,636	(5,809)

Total	$22,305	$18,792	$(3,454)	$38,953	$31,866	$(7,087)

[1]	As of September 30, 2010, fixed maturities, AFS, represented $3,314, or 96%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2010 and December 31, 2009.

[2]	Unrealized losses exclude the fair value of bifurcated embedded derivative features of certain securities. Subsequent changes in value will be recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2010

	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Financial services	$8,639	$8,400	8.4%
Utilities	7,017	7,627	7.5%
Consumer non-cyclical	6,056	6,685	6.6%
Technology and communications	4,186	4,544	4.5%
Basic industry	3,527	3,795	3.8%
Energy	3,282	3,587	3.5%
Capital goods	3,207	3,521	3.5%
Consumer cyclical	1,949	2,107	2.1%
Transportation	855	935	0.9%
Other	882	818	0.8%

Total	$39,600	$42,019	41.6%

Top Ten Exposures by Issuer [2]

Government of United Kingdom	$416	$449	0.4%
JPMorgan Chase & Co.	445	428	0.4%
Berkshire Hathaway Inc.	314	357	0.4%
AT&T Inc.	292	326	0.3%
Bank of America Corp.	380	310	0.3%
Wells Fargo & Co.	337	309	0.3%
Pfizer Inc.	246	284	0.3%
Verizon Communications Inc.	257	283	0.3%
General Electric Co.	336	281	0.3%
Barclays PLC	288	280	0.3%

Total	$3,311	$3,307	3.3%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.